Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

Gotham Short Strategies Fund

Institutional Class

GSSFX

of

FundVantage Trust

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2017

This Statement of Additional Information (“SAI”) provides information about the Gotham Short Strategies Fund (the “Fund”). The Fund is a series of FundVantage Trust (the “Trust”).

This SAI is not a prospectus. It should be read in conjunction with the Fund’s current prospectus, dated August 1, 2017, as restated, amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus and annual reports to shareholders (when available) may be obtained without charge, upon request, by writing to the Fund at 4400 Computer Drive, Westborough, MA 01581-1722, or by calling the Fund at (877) 974-6852 or on the Fund’s website at www.Gothamfunds.com.

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on August 28, 2006. The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest. The Trust has established the Fund as a separate series of the Trust. The Fund offers Institutional Class shares. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Gotham Asset Management, LLC (“Gotham” or the “Adviser”) serves as investment adviser to the Fund.

INVESTMENT POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund. The information below does not describe every type of investment, technique or risk to which the Fund may be exposed. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Fund as disclosed in the Prospectus, and while such techniques and investments are permissible for the Fund to utilize, the Fund may not, and are not required to, utilize such non-principal techniques or investments. Much of the information contained in this SAI expands on subjects discussed in the Prospectus. No investment in the shares of the Fund should be made before reading the Prospectus.

BORROWING. The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 33-1/3% of the Fund’s total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

CASH MANAGEMENT/TEMPORARY INVESTMENTS. The Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent the Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

COMMON STOCKS. The Fund invests in common stocks. Common stock represents an equity (ownership) interest in a company or other entity. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Common stocks risk the loss of all or a substantial portion of the investment.

1

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for its favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

COUNTERPARTY RISK. Counterparty risk is the risk that the counterparty to a services contract, prime brokerage arrangement, securities lending or derivative arrangement will not fulfill its contractual obligations. Should the counterparty fail to fulfill its obligations to the Fund, the Fund could potentially incur significant losses. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty.

Certain assets of the Fund may be held in one or more accounts maintained for the Fund by counterparties, including its prime brokers. There is a risk that any of such counterparties could become insolvent. The Adviser’s evaluation of the creditworthiness of counterparties may not prove sufficient. The insolvency of the Fund’s counterparties may impair the operational capabilities or the assets of the Fund. If one or more of the Fund’s counterparties were to become insolvent or the subject of liquidation proceedings in the U.S. (either under the Securities Investor Protection Act or the U.S. Bankruptcy Code), there exists the risk that the recovery of the Fund’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

CYBERSECURITY RISK. The Fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, Transfer Agent or Custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Fund’s ability to calculate its NAV; impediments to trading for the Fund’s portfolio; the inability of Fund shareholders to transact business with the Fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

2

DEPOSITARY RECEIPTS. American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

DERIVATIVE INSTRUMENTS. Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as interest rates or a market benchmark. Unless otherwise stated in the Prospectus, the Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Fund may also invest in derivatives with the goal of protecting itself from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund offsets any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Fund’s investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the SEC and its staff. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. The Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivatives instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund’s coverage requirements.

3

As a result of certain rules under the Commodity Exchange Act (“CEA”) adopted by the Commodity Futures Trading Commission (“CFTC”), the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Trust or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as CPOs under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Fund’s investment strategies and may adversely affect the Fund’s performance.

Types of Derivatives:

Futures Contracts. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily NAV, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

The Fund incurs commission expenses when it opens or closes a futures position.

The requirements for qualification as a regulated investment company (a “RIC”) provided under the Internal Revenue Code of 1986, as amended (“IRC”) also may limit the extent to which the Fund may enter into futures contracts. See “Taxation of the Fund.”

4

Options Contracts. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

Purchasing Put and Call Options. When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by: (a) allowing it to expire and losing its entire premium; (b) exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or (c) closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options. When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted to write only “covered” options. At the time of selling a call option, the Fund may cover the option by owning, among other things, (a) the underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract, (b) a call option on the same security or index with the same or lesser exercise price; (c) a call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices; (d) cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or (e) in the case of an index, the portfolio of securities that corresponds to the index.

5

At the time of selling a put option, the Fund may cover the option by, among other things, (a) entering into a short position in the underlying security, (b) purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price, (c) purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or (d) maintaining the entire exercise price in liquid securities.

Options on Securities Indices. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Swap Agreements. The Fund may enter into options on swap agreements (“swap options”). A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms (see “Swap Agreements” below). The Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular swap option, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. For example an option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

Options on Futures. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

6

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

The requirements for qualification as a regulated investment company (a “RIC”) provided under the Internal Revenue Code of 1986, as amended (“IRC”) also may limit the extent to which the Fund may enter into options on futures. See “Taxation of the Fund.”

Options on Foreign Currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Fund may use foreign currency options given the same circumstances under which it could use forward foreign currency exchange contracts (see “Forward Foreign Currency Exchange Contracts” below). For example, a decline in the U.S. dollar value of a foreign currency in which the Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if its value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts: (a) do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount); (b) are typically traded directly between currency traders (usually large commercial banks) and their customers in the interbank markets, as opposed to on exchanges regulated by the CFTC (however, under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared); (c) do not require an initial margin deposit; and (d) may be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

Foreign Currency Hedging Strategies. A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

7

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. Instead transaction and position hedging establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

The requirements for qualification as a regulated investment company (a “RIC”) provided under the Internal Revenue Code of 1986, as amended (“IRC”) also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Taxation of the Fund.”

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

8

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

9

Inflation Swaps. Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

Credit Default Swaps. A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by the Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap. Investing in credit default swap indexes allows the Fund to manage credit risk or take a position on a basket of debt obligations more efficiently than transacting in single name credit default swaps.

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior they expect to correlate with the behavior of the portfolio securities they are trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
•	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and
•	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

10

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund: (a) may be required to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so; (b) may be required to purchase or sell the instrument underlying the contract; (c) may not be able to hedge its investments; and/or (d) may not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions, including the following examples:

•	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;
•	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•	The facilities of the exchange may not be adequate to handle current trading volume;
•	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or
•	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Fund is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments, including its derivative positions. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

11

Volatility and Leverage. The Fund’s use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including, but not limited to: (a) actual and anticipated changes in interest rates; (b) fiscal and monetary policies; and (c) national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Fund’s use of derivatives, and adversely impact the Fund’s ability to achieve its investment objective. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Tax Risks. The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC under the IRC, the Fund must invest in assets which produce the types of income specified in the IRC and the Treasury regulations (“Qualifying Income”). Whether the income from certain derivatives and swaps is Qualifying Income must be determined on a case-by-case basis, and the Fund will endeavor to ensure that income that is not Qualifying Income will be limited to 10% or less of the Fund’s income. If the Fund does invest in these types of securities and the income is determined not to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Funds” below for additional information related to these restrictions.

FOREIGN CURRENCY AND RELATED TRANSACTIONS. The Fund may invest in foreign currency-denominated securities and may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”) and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees and are marked-to-market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging.

12

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s NAV per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. The extent to which these limits apply is subject to tax regulations that, to date, have not been issued. Hedging may also result in the application of the mark-to-market and straddle provisions of the IRC. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. See “Taxation of the Fund” below for additional information related to these tax issues.

FOREIGN SECURITIES. The Fund may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See “Depositary Receipts” above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see “Depositary Receipts”). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of the Fund’s investments in one country may offset potential gains from investments in another country.

13

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about domestic issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon and may involve a risk of loss to the Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case the Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies and therefore, the Fund may temporarily hold cash in foreign currencies. The value of the Fund’s investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. The Fund’s value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

HYBRID INSTRUMENTS. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

14

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

ILLIQUID SECURITIES. The Fund may not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board of Trustees has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board of Trustees. The Adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board of Trustees. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

INVESTMENT COMPANY SECURITIES AND EXCHANGE-TRADED FUNDS. The Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange-traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless a SEC exemption is applicable or as may be permitted by rules under the 1940 Act or Securities and Exchange Commission (“SEC”) staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if: (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain registered investment companies, including ETFs, beyond the limits set forth in Section 12(d)(1)(A), subject to certain provisions of Section 12(d)(1), rules adopted by the SEC under Section 12 of the 1940 Act or terms and conditions set forth in a SEC exemptive order issued to such registered investment companies, including that such investment companies enter into an agreement with such registered investment companies.

Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs which are in addition to the risks associated with registered investment companies generally.

The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

15

Termination Risk. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the Adviser believes that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under “Investment Limitations” below, the Fund does not invest directly in commodities. However, the Fund may from time to time invests in securities of companies whose business is related to commodities and natural resources or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

MONEY MARKET FUNDS. The Fund may invest in the securities of money market mutual funds. Such investments are subject to the limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. (See “Investment Company Securities and Exchange-Traded Funds” above.)

PREFERRED STOCK. The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES. The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.

16

REITs are pooled investment vehicles that own and typically operate income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund, when investing in REITs, will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. The Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A.

SHORT SALES. The Fund may engage in short sales of securities. The Fund may short sell securities if the Adviser believes the securities are overvalued. The Fund may also use derivative instruments to create a position that is economically similar to a short sale.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

Making short sales in securities that it does not own exposes the Fund to risks associated with those securities. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund closes the position. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Fund will comply with guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales. The Fund will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. Segregation of a large percentage of the Fund’s assets could impede the Adviser’s ability to manage the Fund’s portfolio. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

17

The Fund may use prime brokers with respect to its shorting strategy, which involves counterparty risk (See “Counterparty Risk”), including the risk that a prime broker may default on its obligation or become insolvent and that the Fund may lose its collateral deposit or short sale proceeds.

SMALL AND MID-CAP SECURITIES: In addition to large cap securities, the Fund also invest in small and mid-cap companies. Investments in small and mid-cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, GNMA securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of FNMA, FHLMC, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.

WARRANTS TO PURCHASE SECURITIES. The Fund may invests in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

18

When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

DISCLOSURE OF PORTFOLIO HOLDINGS

As required by the federal or state securities laws, including the 1940 Act, the Fund discloses portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Board of Trustees has adopted policies and procedures regarding the selective disclosure of portfolio securities holdings. The policies and procedures are designed to allow disclosure of the Fund’s holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of the Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis. The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Trust’s Board at its next quarterly Board of Trustees’ meeting or sooner, as determined by the Trust’s CCO.

The Fund may, but is not required to, post its schedule of investments on a website at regular intervals or from time to time at the discretion of the Adviser. This information may be as of the most recent practicable date available and need not be subject to a lag period prior to its posting on the website. In addition to its schedule of investments, the Fund may post portfolio holdings information and other information on a website including, but not limited to, information about the number of securities the Fund holds, a summary schedule of investments, the Fund’s top holdings and a percentage breakdown of the Fund’s investments by geographic region, sector, industry and market capitalization. After any portfolio holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The following disclosures of aggregate, composite or descriptive information about the Fund or its portfolio holdings are not subject to the Trust’s policy on selective disclosure of portfolio information: (i) descriptions of allocations among classes, geographic regions, countries, industries or sectors; (ii) aggregated data such as average or median ratios or market capitalization; (iii) performance attribution by class, geographic region, country, industry or sector; (iv) aggregated risk statistics; (v) listing of top holdings without any reference to the amount of the Fund’s holdings; and (vi) such other information that, in the opinion of the CCO or designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading of the Fund.

The Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients in each case in accordance with the anti-fraud provisions of the federal securities laws and the Adviser’s fiduciary duties to the Fund’s shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions.

19

The Board of Trustees of the Trust, a committee thereof, or an officer designated by the Board, may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Fund may distribute or authorize the distribution of information about its holdings that is not publicly available (on a website or otherwise) to the Fund’s or the Adviser’s employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about the Fund’s holdings that is not publicly available (on a website or otherwise) to the Fund’s service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (v) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of the Fund’s assets and minimize impact on remaining shareholders of the Fund.

Each of the following third parties has been approved to receive portfolio holdings information: (i) the Fund’s administrator and accounting agent; (ii) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing the Fund’s reports or regulatory filings; (iv) the Fund’s custodian in connection with its custody of the Fund’s assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a ranking or rating agency, such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holding information without specific authorization. The Fund’s Adviser and service providers have also established procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies.

The Adviser manages other accounts such as separate accounts and other unregistered pooled investment vehicles. These other accounts may be managed in a similar fashion to the Fund and thus may have similar portfolio holdings. Such accounts may make disclosures at different times than the Fund’s portfolio holdings are disclosed. Additionally, such accounts may have access to their portfolio holdings and may not be subject to the forgoing restrictions.

Under no circumstances may the Fund, the Adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

INVESTMENT LIMITATIONS

The Fund has adopted the investment limitations set forth below. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or the Fund’s assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement. The following non-fundamental policies apply to the Fund and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Fund will not:

1. Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

2. Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations);

20

3. Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

4. Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”) or to securities issued by other investment companies. For purposes of this limitation states, municipalities and their political subdivisions are not considered to be part of any industry;

5. Purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of the Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to U.S. Government obligations or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations and treated as U.S. Government obligations. For the purpose of this limitation each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority and each obligor, if any, is treated as a separate issuer of municipal securities;

6. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

8. Make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

When engaging in options, futures and forward currency contract strategies, the Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in accordance with the interpretive positions of the SEC staff; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

For the purpose of applying the limitations set forth in (4) and (5) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

21

TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund or the Trust. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Robert J. Christian Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	41	Optimum Fund Trust (registered investment company) (6 portfolios).

Iqbal Mansur Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	41	None.

Nicholas M. Marsini, Jr. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	41	Brinker Capital Destinations Trust (registered investment company with 10 portfolios).

Stephen M. Wynne Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from	41	Copeland Trust (registered investment company) (2 portfolios); Context Capital Funds (registered investment company) (1 portfolio).

22

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

			March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.

Nancy B. Wolcott Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	41	None.

EXECUTIVE OFFICERS

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joel L. Weiss Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. Richard Keyes Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting since July 2016; Head of Tax – U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

Vincenzo A. Scarduzio Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

23

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

David C. Lebisky Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.	President of Lebisky Compliance Consulting LLC since October 2015; Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Trust and its funds’ financial operations and performance, oversee the activities and legal compliance of the Adviser and other major service providers, keep themselves informed and exercise their business judgment in making decisions important to the Trust’s proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board of Trustees is comprised of five individuals, each of whom is an Independent Trustee. The Board of Trustees meets multiple times during the year (but at least quarterly) to review the investment performance of the funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Board of Trustees has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board of Trustees and the identification of information to be presented to the Board of Trustees with respect to matters to be acted upon by the Board of Trustees. The Chairman also presides at all meetings of the Board of Trustees and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-Laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below. Based on a review of the Board of Trustees and its function, the Trustees have determined that the leadership structure of the Board of Trustees is appropriate and that the Board of Trustees’ role in the risk oversight of the Trust, as discussed below, allows the Board of Trustees to effectively administer its oversight function.

The Board of Trustees has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Mansur, Marsini and Wynne, each of whom is an Independent Trustee. Mr. Wynne serves as the chairman of the Audit Committee. The Board of Trustees has adopted a written charter (the “Audit Committee Charter”) for the Audit Committee. Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. The Audit Committee meets at least two times per year. The Audit Committee met four times during the fiscal year ended September 30, 2016.

24

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Mansur, Marsini and Ms. Wolcott. Mr. Mansur serves as the chairman of the Nominating and Governance Committee. The Board of Trustees has adopted a written charter for the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board of Trustees; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board of Trustees self-evaluations; reviewing certain regulatory and corporate matters of the Trust; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. The Nominating and Governance Committee meets at least once a year. The Nominating and Governance Committee met three times during the Fund’s fiscal year ended September 30, 2016. The Nominating and Governance Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board of Trustees Membership. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board of Trustees. Upon the written request of shareholders holding at least a 5% interest in the Trust’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

TRUSTEE QUALIFICATIONS. The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.

The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Marsini is the former President of PNC Bank Delaware, former Executive Vice President of Finance of BNY Mellon and former Chief Financial Officer of PNC Global Investment Servicing; Mr. Wynne is the former Chief Executive Officer of Global Financial Institutions Client Service Delivery, BNY Mellon Asset Servicing, a provider of transfer agency, accounting and administrative services to mutual funds, former Head of US Funds Services, BNY Mellon Asset Servicing and former Chief Executive Officer of PNC Global Investment Servicing; Ms. Wolcott is the former Executive Vice President of US Funds Services, BNY Mellon Asset Servicing, a provider of transfer agency, accounting and administrative services to mutual funds, and former Executive Vice President of PNC Global Investment Servicing; and Mr. Christian served as the Executive Vice President of Wilmington Trust and currently serves as the Trustee to other mutual fund complexes; and Mr. Mansur is a Professor of Finance, School of Business Administration, at Widener University.

In its periodic self-assessment of the effectiveness of the Board of Trustees, the Board of Trustees considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board of Trustees’ overall composition so that the Board of Trustees, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust and its funds. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board of Trustees or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees as a whole than would otherwise be the case.

25

RISK OVERSIGHT. Through its direct oversight role, and indirectly through its Committees, of officers and service providers, the Board of Trustees performs a risk oversight function for the Trust and its funds consisting, among other things, of the following activities: (1) at regular and special Board of Trustees meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust and its funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the investment advisers, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the funds, to review and discuss the activities of the Trust and its funds and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Trust to test the compliance procedures of the Trust and its service providers.

SECURITY AND OTHER INTERESTS. The following table sets forth the equity securities in the Fund and in all registered investment companies overseen by the Trustees within the Trust Complex that the Trustees beneficially owned as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
Independent Trustees
Robert J. Christian	$0	Over $100,000
Iqbal Mansur	$0	Over $100,000
Nicholas M. Marsini, Jr.	$0	None
Nancy B. Wolcott	$0	None
Stephen M. Wynne	$0	None

As of December 31, 2016, none of the Independent Trustees, or any of their immediate family members (i.e., spouse or dependent children) served as an officer, director or was an employee of the Trust, the Adviser or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities. Additionally, as of the same date, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) owned beneficially or of record any interest in the Adviser or the Underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

COMPENSATION. In addition to the fees below, the Trust reimburses the Trustees for their related business expenses. The following table sets forth the aggregate compensation paid to each of the Trustees for the fiscal year ended September 30, 2016.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust Complex
Robert J. Christian	$98,833	$0	$0	$98,833
Iqbal Mansur	$89,750	$0	$0	$89,750
Nicholas M. Marsini, Jr.	$58,000	$0	$0	$58,000
Nancy B. Wolcott	$99,500	$0	$0	$99,500
Stephen M. Wynne	$111,750	$0	$0	$111,750

26

CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, each of the Trust and the Adviser has adopted a code of ethics (each, a “Code” and together, the “Codes”).

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code adopted by the Adviser, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Codes, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.

PROXY VOTING

The Board of Trustees has adopted the Adviser’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the Adviser, subject to the Board of Trustees’ continuing oversight.

The Adviser will vote such proxies in accordance with its proxy policies and procedures. It is the Adviser’s general policy to vote Client shares in conformity with the recommendations of Institutional Shareholder Services Inc. (“ISS”). ISS is a neutral third party that issues recommendations based on its own internal guidelines and research. ISS retains a record of all of its recommendations.

The Adviser may vote Client shares in a manner that is inconsistent with ISS’ recommendations when the Adviser believes it is in the best interest of its Clients and such a vote does not create a conflict of interest between the Adviser and its Clients. In such a case, the Adviser will keep a record of why ISS’ recommendation was not in the Client’s best interest and information supporting the Adviser’s decision.

A summary of the Adviser’s proxy voting policies and procedures are attached herewith as Appendix B. The Fund is required by Rule 30b1-4 under the Investment Company Act of 1940 to file annually its proxy voting record on Form N-PX with the SEC. Form N-PX contains the complete proxy voting record for the most recent 12-month period ended June 30 and must be filed by August 31 of each year and when filed will be available: (i) without charge by request by calling the Adviser at (877) 974-6852; or (ii) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. Any person who directly or indirectly owns 5% or more of the outstanding voting securities of the Fund, may be deemed an “affiliated person” of the Fund, as such term is defined in the 1940 Act. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this SAI, the Fund could be deemed under control of the Adviser or affiliates of the Adviser, who had voting authority with respect to approximately 100% of the value of the outstanding interest in the Fund on such date. However, the Trust believes that once the Fund commences investment operations and the Fund’s shares are sold to the public, the Adviser’s or its affiliates’ control will be diluted over time. Additionally, as of the same date, none of the Trustees and officers of the Trust owned individually and together in excess of 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY SERVICES

Gotham Asset Management, LLC is a registered investment adviser located at 535 Madison Avenue, 30th Floor, New York, New York 10022. Gotham is a value-oriented investment firm managing long/short and long-only investment strategies. In addition to serving as the investment adviser to the Fund, Gotham provides portfolio management services to other mutual funds, private funds and separately managed accounts.

27

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Adviser manages the assets of the Fund (the “Investment Advisory Agreement”). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement with respect to the Fund may be terminated by the Fund or the Adviser on 60 days’ written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act. The Adviser is entitled to receive an annual investment advisory fee, paid monthly, comprising 1.35% of the average daily net assets of the Fund.

The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed (on an annual basis) the contractual limits set forth below, expressed as a percentage of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place for the period set forth below, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

Fund	Contractual Limit on Total Operating Expenses	Effective Date	Termination Date
Gotham Short Strategies Fund	1.35%	Commencement of Operations	July 31, 2020

Under the terms of the Investment Advisory Agreement, the Adviser agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objectives, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund, securities and other investments consistent with the Fund’s respective objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. The Trust and/or the Adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of personnel of the Adviser performing services for the Fund relating to research, statistical and investment activities are paid by the Adviser.

Additionally, the Adviser has agreed to compensate, at its own expense and out of its own legitimate profits, the Underwriter for, among other services: (i) entering into certain selling and/or service agreements to assist in facilitating the distribution of the Fund’s shares; (ii) preparing and executing selling and service agreements; and (iii) reviewing and submitting to the Financial Industry Regulatory Authority (“FINRA”) the Fund’s advertising and sales literature.

28

In addition to the fees paid to the Adviser, the Fund pay the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. The Fund also pay other expenses such as: (i) custody, transfer agency and dividend disbursing expenses; (ii) certain amounts paid to intermediaries in recognition of the transfer agency costs avoided by the fund as a result of customer recordkeeping activities of intermediaries; (iii) legal and auditing expenses; (iv) interest charges, taxes, brokerage fees and commissions; (v) the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders; (vi) taxes; (vii) insurance premiums, (viii) the expenses of maintaining the registration of the Fund’s shares under federal and state securities laws, (ix) the fees of trustees not affiliated with the Adviser; and (x) the compensation of the Trust’s chief compliance officer.

Joel Greenblatt and Robert Goldstein control the Adviser through their control of Gotham Asset Management Holdings, LP, which owns 100% of the Adviser and as Managing Principals of the Adviser. Therefore, Messrs. Greenblatt and Goldstein each is presumed to control the Adviser. The address of each of Messrs. Greenblatt and Goldstein is 535 Madison Avenue, New York, NY 10022.

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information as of September 30, 2016 regarding:

(i)	“Other Accounts Managed.” Other accounts managed by Joel Greenblatt and Robert Goldstein who are portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Fund as of September 30, 2016;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of, and method used to determine the compensation received by the Fund’s portfolio managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts as of September 30, 2016; and

(iv)	“Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Fund as September 30, 2016.

29

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Joel Greenblatt and Robert Goldstein, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of September 30, 2016.

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Joel Greenblatt
Registered Investment Companies	16	$2,882.7	0	-
Other Pooled Investment Vehicles	21	$2,282.8	14	$1,855.3
Other Accounts	16	$697.7	5	$309.8

Robert Goldstein
Registered Investment Companies	16	$2,882.7	0	$-
Other Pooled Investment Vehicles	21	$2,282.9	14	$1,855.3
Other Accounts	16	$697.7	5	$309.8

Material Conflicts of Interest. Certain conflicts of interest are present, including, because the Adviser manages assets for pooled investment vehicles (including private funds) and/or other accounts (including institutional clients and pension plans). For instance, the Adviser may receive fees from certain accounts that are higher than the fees received by the Adviser from the Fund, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Adviser has proprietary investments in certain accounts, where the portfolio managers or other employees have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefit plan. The Adviser has an incentive to favor these accounts over the Fund to the extent such investments exceed its investments in the Fund. The Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invest, which could harm the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.

The Adviser utilizes investment strategies for other accounts that may be similar to those followed by the Fund or may differ in significant respects. Such other accounts include managed accounts, private funds (commonly referred to as “hedge funds”) and proprietary funds and accounts. Strategies for the Fund may differ from other accounts and from one another in a number of ways, including, but not limited to, differences in targeted gross and net exposure, concentration/diversification levels, U.S.-only vs. international geographic focus, the number of portfolio positions, the market capitalization spectrum making up the strategy’s universe and tax sensitivity. In addition, the Fund is subject to restrictions imposed by the Investment Company Act of 1940. Private funds and accounts advised by the Adviser are not subject to these restrictions. For these and other reasons, the Fund’s performance may differ significantly from the results achieved by other accounts.

Although the professional staff of the Adviser devote as much time to the management of the Fund as the Adviser deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating their time and services among the Fund and other investment funds and accounts and other business activities.

The Adviser is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources. These activities could be viewed as creating a conflict of interest in that the Adviser’s time and effort and that of its officers and employees will not be devoted exclusively to the business of the Funds but will be allocated between the business of the Fund and the management of the assets of other clients.

30

The Adviser and its members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the Fund’s ability to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other clients. In certain circumstances, the Adviser’s employees may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Compensation. The portfolio managers do not earn a salary for their management of the Fund. Each portfolio manager owns an equity interest in the parent of the Adviser and is therefore entitled to receive a share of the Adviser’s profits. To the extent that serving as investment adviser to the Fund increases the Adviser’s profits, the portfolio managers will be compensated based on their equity interests in the parent of the Adviser.

Ownership of Shares of the Fund. The Fund had not commenced operations as of September 30, 2016.

ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies, preparing notices, agendas and resolutions for quarterly Board of Trustees meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files and providing executive and administrative services to support the Independent Trustees. BNY Mellon Investment Servicing also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities and preparing and filing federal and state tax returns on behalf of the Trust. In addition, BNY Mellon Investment Servicing prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by BNY Mellon Investment Servicing include determining the NAV per share of the Fund and maintaining records relating to the securities transactions of the Fund. BNY Mellon Investment Servicing is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation.

ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers, LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the independent registered public accounting firm to the Fund.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIAN. The Bank of New York Mellon (the “Custodian”) located at 225 Liberty Street, New York, NY 10286, serves as the Fund’s custodian. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts and causing proxies to be executed.

TRANSFER AGENT. BNY Mellon Investment Servicing, 4400 Computer Drive, Westborough, MA 01581, serves as the Trust’s Transfer Agent and Dividend Paying Agent.

OTHER SERVICE PROVIDERS. The Trust has engaged JW Fund Management, LLC, 100 Springdale Rd. Suite A3-416, Cherry Hill, NJ 08003 to provide persons to serve as Principal Executive Officer and Principal Financial Officer for the Trust. The Trust has engaged Freeh Group International Solutions, LLC to provide a person or persons to serve as the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust.

31

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Adviser has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities of the Fund. It is the policy of the Adviser to obtain the best results in conducting portfolio transactions for its clients over time, taking into account such factors as commission rate, the size of the transaction, the liquidity of the security to be traded, the ability of the broker’s algorithms to fill as much as possible of the order while mitigating market impact, the broker’s technical capabilities and programming flexibility, the brokers clearance and settlement capabilities, the broker’s trade error rate and ability or willingness to correct errors, the broker’s reputation, experience and financial stability and the quality service rendered by the broker in other transactions.

While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and the Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients. While the Adviser does communicate trades to brokers through broker-provided interfaces it does not currently have any formal soft dollar arrangements and does not receive any soft dollar benefits.

Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities may be made, insofar as feasible, for the respective funds and clients in a manner deemed by the Adviser to be on a fair and equitable basis. Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The additional compensation to financial intermediaries described in the Prospectus may be calculated based on factors determined by the Adviser and its affiliates from time to time, including: the value of the Fund’s shares sold to, or held by, a financial intermediary’s customers; gross sales of the Fund’s shares by a financial intermediary; or a negotiated lump sum payment.

In addition to the additional cash payments to financial intermediaries described in the Prospectus, subject to applicable FINRA rules and regulations, the Adviser and its affiliates provide compensation to financial intermediaries that enable the Adviser and its affiliates to sponsor or participate in educational or training programs, sales contests and other promotions involving the sales representatives and other employees of financial intermediaries in order to promote the sale of the Fund’s shares. The Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of financial intermediaries and their sales representatives and other employees in connection with such educational or training programs, sales contests and other promotions. These payments may vary with each such event.

32

DISTRIBUTION OF SHARES

Foreside Funds Distributors LLC (the “Underwriter”), located at 400 Berwyn Park, Suite 110, 899 Cassatt Rd., Berwyn, PA 19312, serves as principal underwriter of the Fund’s shares pursuant to an Underwriting Agreement with the Trust. The Underwriter is a registered broker-dealer and a member of the Financial Regulatory Authority, Inc. (“FINRA”). Pursuant to the terms of the Underwriting Agreement, the Underwriter continuously distributes the shares of the Fund on a best efforts basis. The Underwriter has no obligation to sell any specific quantity of shares of the Fund. The Underwriter and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Underwriter may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Fund. With respect to certain financial institutions and related Fund “supermarket” platform agreements, the Fund and/or the Adviser, rather than the Underwriter, typically enter into such agreements. These financial institutions may charge a fee for their services and may receive shareholder service or other fees from the Adviser and/or the Fund. These financial institutions may otherwise act as processing agents and are responsible for transmitting purchase, redemption and other requests to the Fund.

The Underwriter does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Adviser pays the Underwriter a fee for certain distribution-related services.

To the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Fund, the Underwriter will enter into arrangements with broker-dealers, banks or other financial institutions for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Fund as may be required pursuant to such plan. The Underwriter receives no underwriting commissions in connection with the sale of the Fund’s shares.

The Underwriting Agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Fund shares.

The Underwriting Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). The Underwriting Agreement is also terminable without payment of any penalty (i) (by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund or by vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days’ written notice to the Underwriter; or (ii) by the Underwriter on sixty (60) days’ written notice to the Fund.

CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers Institutional Class shares of the Fund. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable.

The Fund does not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund’s outstanding shares.

33

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus. Additionally, the following supplements the information contained in the “Purchase of Shares” section of the Prospectus.

Investments of Other Investment Companies in Shares of the Fund. For the purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of the Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. The Trust, the Adviser and the Fund’s principal underwriter, have obtained exemptive relief from the SEC which permits a registered investment company to invest in the Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing the Fund’s shares in amounts that would cause it to exceed the restrictions under Section 12(d)(1) should contact the Trust.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectus.

PRICING OF SHARES. For the Fund, the NAV per share of the Fund is determined by dividing the value of the Fund’s net assets by the total number of Fund shares outstanding. This determination is made by BNY Mellon Investment Servicing, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Fund is open for business. The Fund is open for business on days when the Exchange is open for business.

The Fund’s equity securities listed on any national or foreign exchange market system will generally be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Securities listed on multiple exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

DIVIDENDS

The Fund intends to distribute substantially all of its net investment income, if any. The Fund declares and pays dividends from net investment income annually to the shareholders. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-business days on which dividends are not declared. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

The Fund’s dividends and distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income tax. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

34

A statement will be sent to you after the end of each year detailing the tax status of your distributions. Please see “Taxation of the Funds” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

TAXATION OF THE FUND

The following discussion summarizes certain material U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon provisions of the IRC, applicable U.S. Treasury Regulations (whether temporary, proposed or final) promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of shares of the Fund in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of shares of the Fund, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds the Fund’s common stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of such partnership. A partner of a partnership holding the Fund’s common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of the Fund’s common stock by the partnership.

The summary assumes that shareholders will hold the Fund’s common stock as capital assets, which generally means as property held for investment. This discussion addresses only the U.S. income tax consequences of an investment by U.S. shareholders, and, therefore, does not address U.S. estate and gift tax rules, U.S. state or local taxation, the alternative minimum tax, excise taxes, transfer taxes or foreign taxes.

For purposes of the following discussion, “U.S. shareholder” is a shareholder that is (i) a citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States or any state thereof or the District of Columbia, (ii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. A ‘Non-U.S. shareholder” is a person that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund. Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

35

GENERAL. For federal income tax purposes, the Fund is treated as a separate corporation. The Fund has elected, and intends to continue to qualify each year for, taxation as a RIC under Subchapter M of the IRC. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by a shareholder without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that the Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”).

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements, the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”). The Fund may retain for investment all or a portion of the excess of its net long-term capital gain over its net short-term capital loss (“net capital gain”). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

36

The qualifying income and asset requirements that must be met under the IRC in order for the Fund to qualify as a RIC, as described above, may limit the extent to which the Fund will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Fund’s ability to invest in derivative transactions may be limited by the Qualifying Income Requirement. The Fund will account for any investments in derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.

For purposes of the Qualifying Income Requirement described above, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. Income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, the Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders, and either (i) the 20% long-term capital gains tax rate for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly) or (ii) the 15% long-term capital gains tax rate (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. If the Fund fails to qualify as a RIC for a period of greater than two taxable years, the Fund generally would be required to recognize any built-in gains with respect to certain of its assets upon a sale of such assets within ten years of qualifying as a RIC in a subsequent year.

EXCISE TAX. If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may, in certain circumstances, be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances, if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

37

CAPITAL LOSS CARRYFORWARDS. For losses arising from tax years beginning before December 22, 2010, the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For capital losses realized with respect to tax years of the Fund beginning after December 22, 2010, the Fund may carry capital losses forward indefinitely. For capital losses realized in taxable years beginning after December 22, 2010, the excess of the Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains.

The Fund cannot carry back or carry forward any net operating losses.

MLPs. The Fund may invests in master limited partnerships which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Requirement, but the Fund’s investment in one or more of such qualified publicly traded partnerships is limited to no more than 25% of the value of the Fund’s assets and must otherwise satisfy the Diversification Requirement.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. The Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes if the securities are characterized as equity for federal income tax purposes.

A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payments in cash on such securities during the year.

The Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents, through borrowing the amounts required to be distributed. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

38

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and, thus, increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by the Fund expires the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest. Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

39

In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

SWAPS AND DERIVATIVES. As a result of entering into swap or derivative agreements, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). The Fund’s transactions in swap or other derivatives may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sales, wash sales and short sale rules). These rules may affect whether gains or losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

With respect to certain types of swaps or derivatives, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while the Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the IRC in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in swap agreements and certain derivatives.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or other such contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. The Fund may be impacted in certain circumstances by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

40

SHORT SALES. The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain. Under proposed regulations, a PFIC is required to distribute income in order for the income to qualify as Qualifying Income. Accordingly, the Fund’s ability to invest in PFICs may be limited by the Qualifying Income Requirement. The Fund will account for any investments in PFICs in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares. To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.

41

FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax. In addition, a shareholder of the Fund may lose the ability to use foreign tax credits passed through by the Fund if the Fund shares are loaned pursuant to a securities lending agreement.

REITs. The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of such RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities. See “Tax-Exempt Shareholders.”

DISTRIBUTIONS. Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return except in the case of certain tax-exempt shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain, assuming the shareholder holds his or her shares as a capital asset. A return of capital is not taxable, but reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of the Fund’s shares. Distributions are taxable whether shareholders receive them in cash or receive them in additional shares.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

42

Non-corporate shareholders of the Fund may be eligible for the long-term capital gain tax rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders. The long-term capital gains tax rate is 20% for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly) and 15% (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gains tax rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction with respect to the Fund’s distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. If the Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not be qualified dividend income and may not qualify for the dividends received deduction.

Under current law, a 3.8% Medicare contribution tax applies to net investment income including interest (excluding, tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisors for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of the Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges shares of the Fund within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

43

The 3.8% Medicare contribution tax (applied as described above) will apply to gains from the sale or exchange of shares of the Fund.

BACKUP WITHHOLDING. The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to “backup withholding,” or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Fund.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Instead, the distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 39.6% in the case of individuals and 35% in the case of corporations) and the non-U.S. shareholders will be subject to the federal income tax reporting requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund, or on capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (“USRPIs”), as described below.

Under current law, if the Fund is considered to be a “United States Real Property Holding Corporation” (as defined in the IRC and Treasury Regulations) then distributions attributable to certain underlying real estate investment trust (“REIT”) investments and redemption proceeds paid to a non-U.S. shareholder that owns at least 5% of the Fund generally will cause the non-U.S. shareholder to treat such gain or distribution as income effectively connected with a trade or business in the United States, subject such gain or distribution to withholding tax and cause the non-U.S. shareholder to be required to file a federal income tax return. In addition in any year when at least 50% of the Fund’s assets are USRPIs (as defined in the IRC and Treasury Regulations), distributions of the Fund that are attributable to gains from the sale or exchange of shares in USRPIs may be subject to U.S. withholding tax (regardless of such shareholder’s percentage interest in the Fund) and may require the non-U.S. shareholder to file a U.S. federal income tax return in order to receive a refund (if any) of the withheld amount.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

44

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax generally is imposed on payments of interest and dividends to (i) foreign financial institutions including non-U.S. investment funds and (ii) certain other foreign entities, unless the foreign financial institution or foreign entity provides the withholding agent with documentation sufficient to show that it is compliant with FATCA (generally by providing the Fund with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable). If the payment is subject to the 30% withholding tax under FATCA, a non-U.S. shareholder will not be subject to the 30% withholding tax described above on the same income. Starting in 2019, payments of the gross proceeds (including distributions designated as capital gain dividends to the extent the payment is attributable to property that produces U.S. source interest or dividends) may also be subject to FATCA withholding absent proof of FATCA compliance prior to January 1, 2019. Shareholders are urged and advised to consult their own tax advisors regarding the application of this new reporting and withholding regime to their own tax situation.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS. A shareholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund as a result of the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of the Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

45

Tax Basis Information. For shares of the Fund that are redeemed, your financial intermediary or the Fund (if a shareholder holds the shares in the Fund direction account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to a shareholder on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Fund’s shares purchases after January 1, 2012 unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designated SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals that are made.

A shareholder’s financial intermediary or the Fund (if a shareholder holds the shares in the Fund direction account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

This summary is provided for general information only and should not be considered tax advice or relied upon by an investor.

46

FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, you can obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report. Copies of the Annual Report may be obtained without charge, upon request, by writing to the Trust at 4400 Computer Drive, Westborough, MA 01581-1722 or calling Shareholder Services at (877) 974-6852 or on the Funds’ website at www.Gothamfunds.com.

47

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. An adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. In that event, an adviser will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

A-1

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long term ratings.

Dual ratings may be assigned to debt issues that have a put option or demand feature, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date , unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

A-2

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” - High short-term default risk. This designation indicates that default is a real possibility.

“RD” - Restricted default. This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

“D” - Default. This designation indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Long-Term Credit Ratings

Moody’s

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

A-3

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb”) indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation, and the promise S&P imputes.

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-4

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” - An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are higher rated.

“D” - An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

“NR” - This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“Local Currency and Foreign Currency Risks” - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

A-5

The following summarizes long-term IDR categories used by Fitch:

“AAA” — Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” — Substantial credit risk. “CCC” ratings indicate that default is a real possibility.

“CC” — Very high levels of credit risk. “CC” ratings indicate default of some kind appears probable.

“C” — Exceptionally high levels of credit risk. “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch Rating’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;
•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
•	execution of a distressed debt exchange on one or more material financial obligations.

“D” — Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

A-6

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.
•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.
•	The ratings do not opine on the liquidity of the issuer’s securities or stock.
•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.
•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.
•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations (U.S. municipal bond anticipation notes of up to three years maturity) that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

A-7

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale.

“VMIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

A-8

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

GOTHAM ASSET MANAGEMENT, LLC

Purpose

In order to comply with Rule 206(4)-6 of the Advisers Act, Gotham has adopted written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interest of Clients. The Advisers Act also requires disclosure to Clients with respect to obtaining information on how their securities were voted and Gotham’s guidelines for voting Client securities.

Policies and Procedures

•	Gotham’s policy is to vote proxies in the best interest of Clients. Gotham will generally vote in the same manner for all Clients holding a particular security, subject to investment objectives and best interests of each Client. The policies do not mandate that the Gotham vote every proxy it receives, as described in more detail below.
•	Gotham generally votes proxies on behalf of each Client unless specifically requested not to do so by the Client in writing.
•	Gotham’s general policy is to vote Client securities in conformity with the recommendations of Institutional Shareholder Services Inc. (“ISS”). ISS is a neutral third party that issues recommendations based on its own internal guidelines and research, and retains a record of all of its recommendations.
•	Gotham may vote Client securities in a manner that is inconsistent with ISS’ recommendations when Gotham believes it is in the best interest of its Clients and such a vote does not create a conflict of interest between Gotham and its Clients. In such a case, Gotham will keep a record of why ISS’ recommendation was not in the Client’s best interest and information supporting Gotham’s decision.
•	Gotham votes Client securities using ProxyExchange, an electronic voting platform provided by ISS. ProxyExchange retains a record of proxy votes for each Client.
•	Gotham may determine not to vote a particular proxy. This may be done, for example if: (i) the resolution of the proxy is not relevant to the Client’s investment; (ii) Gotham believes the cost of voting the proxy outweighs the potential benefit derived from voting; (iii) a proxy is received with respect to securities that are no longer held in a Client account; (iv) the terms of a securities lending agreement prevent Gotham from voting a loaned security; (v) Gotham (or ISS/ProxyExchange) receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies;(vi) ISS does not have a recommendation; or (vii) the terms of the security or any related agreement or applicable law preclude Gotham from voting.
•	Gotham acknowledges that, when voting proxies, it is responsible for identifying and addressing material conflicts of interest. Relevant personnel are required to inform Gotham if they become aware of any material conflict of interest between Gotham and a Client or between Clients with respect to a proxy vote. Since Gotham generally votes in accordance with ISS’s recommendations, Gotham does not believe that any conflicts of interest will impact Gotham’s vote. When voting Client securities in a manner that is inconsistent with ISS’s recommendations, Gotham will review any conflicts of interest that are identified. Gotham will attempt to resolve the conflict of interest before it votes. In the event that the material conflict of interest cannot be reasonably resolved prior to voting, Gotham will either disclose the conflict to the Client, obtain Client consent or take other steps designed to ensure that a decision to vote the proxy was based on Gotham’s determination of Client’s best interest and was not the product of conflict.
•	Each Client may request a copy of Gotham’s proxy voting policy, the ISS proxy voting guidelines, and records of how such Client’s securities were voted by making a written request to:

Gotham Asset Management, LLC

535 Madison Avenue, 30th Floor

New York, NY 10022

Attention: Legal & Compliance

B-1

•	Gotham generally does not disclose proxy votes on behalf of a Client to any other Client. To the extent that Gotham serves as a sub-adviser to another adviser, Gotham may provide proxy voting records to such adviser, if requested.
•	Gotham is responsible for reviewing all proxy voting for consistency with these policies and procedures and for compliance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, including maintaining records of Client inquiries and Gotham’s responses.

B-2

APPENDIX C

PREDECESSOR FUND FINANCIAL STATEMENTS

C-1

Gotham Short Strategies
(Master), LP
(a Cayman Islands exempted limited partnership)

Financial Report

December 31, 2015

C-2

C-3

Independent Auditor’s Report

To the General Partner
Gotham Short Strategies (Master), LP
Grand Cayman, Cayman Islands

Report on the Financial Statements

We have audited the accompanying financial statements of Gotham Short Strategies (Master), LP, which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2015, and the related statements of operations, changes in Partners’ capital and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gotham Short Strategies (Master), LP as of December 31, 2015 and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

New York, New York
February 26, 2016

C-4

Gotham Short Strategies (Master), LP

Statement of Financial Condition
(expressed in U.S. dollars)
December 31, 2015

ASSETS

Investments in Securities, at fair value (cost $27,194,851)	$26,485,373

Cash	12,043

Due From Broker	40,214,729

Other Assets	114,803

Total assets	$66,826,948

LIABILITIES AND PARTNERS’ CAPITAL

Liabilities:
Securities sold, not yet purchased, at fair value (proceeds $41,059,891)	$39,868,478
Incentive fee payable	16,957
Management fee payable	136,838
Accrued expenses	133,673

Total liabilities	40,155,946

Partners’ Capital	26,671,002

Total liabilities and Partners’ capital	$66,826,948

C-5

Gotham Short Strategies (Master), LP

Schedule of Investments
(expressed in U.S. dollars)
December 31, 2015

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value

Investments in Securities

Common Stocks		99.30%

United States of America		97.89%

Consumer Discretionary		24.88%
Aaron’s, Inc	4,957		$110,987
Advance Auto Parts, Inc.	1,654		248,944
AMC Networks Inc	912		68,108
American Eagle Outfitters, Inc.	16,713		259,052
Aramark Holdings Corp	1,070		34,508
Bed Bath & Beyond, Inc.	3,454		166,656
Best Buy, Inc.	5,718		174,113
Brunswick Corp.	2,312		116,779
Carnival Corp.	2,908		158,428
Carters, Inc.	1,045		93,036
Chipotle Mexican Grill	302		144,915
Churchill Downs, Inc.	517		73,150
Comcast Corp.	919		51,859
Cracker Barrel Old Country	1,399		177,435
Discovery Holdings Co.	3,491		93,140
DR Horton, Inc.	11,384		364,630
Ford Motor Co.	23,154		326,240
GameStop Corp.	4,830		135,433
General Motors	286		9,727
Gentex Corp.	11,705		187,397
Genuine Parts Co.	1,730		148,590
GNC Holdings, Inc.	6,849		212,456
GoodyearTire & Rubber Co.	4,322		141,200
GoPro, Inc.	9,714		174,949
Graham Holdings Co.	241		116,878
Hanesbrands, Inc.	4,096		120,545
Hilton Worldwide Holdings, Inc.	3,029		64,821
Hosting Site Network, Inc.	177		8,969
Hyatt Hotels Corp.	997		46,879
Johnson Ctls, Inc.	2,014		79,533
Kate Spade & Co.	51		906
La Quinta Holdings, Inc.	704		9,581
Legget & Platt, Inc.	4,688		196,990
Marriot International, Inc.	148		9,922
Michael Kors Holdings, Ltd.	3,631		145,458
NVR, Inc.	83		136,369
Office Depot, Inc.	22,833		128,778

See Notes to Financial Statements	(continued)

C-6

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)
(expressed in U.S. dollars)
December 31, 2015

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value

Investments in Securities (continued)

Polaris Industries	3,577		$307,443
SCP Pool Corp.	1,125		90,878
Six Flags Entertainment Corp.	1,175		64,555
Skechers U.S.A., Inc.	6,109		184,553
Staples, Inc.	7,677		72,701
Starz	4,088		136,948
Target Corp.	1,311		95,192
Tegna, Inc.	2,515		64,183
Tenneco, Inc.	28		1,285
The Priceline.com, Inc.	57		72,672
Time Warner, Inc.	5,038		325,804
Urban Outfitters, Inc.	12,273		279,211
Visteon Corp.	1,767		202,322

			6,635,108
Consumer Staples.		8.24%
Altria Group, Inc	6,340		369,051
Boston Beer Co., Inc.	581		117,310
Coca-Cola Enterprises, Inc.	1,239		61,008
Flowers Food, Inc.	2,960		63,610
General Mills, Inc.	3,259		187,914
Hershey Foods Corp.	925		82,575
JM Smucker Co.	2,320		286,149
Monster Beverage Corp.	234		34,857
PepsiCo, Inc.	106		10,592
Reynolds American, Inc.	6,983		322,265
Rite Aid Corp.	18,029		141,347
Tyson Foods Inc.	7,718		411,601
Vector Group, Ltd.	1,480		34,913
Walgreens Boots Alliance, Inc.	251		21,374
Walmart Stores, Inc.	851		52,167
			2,196,733
Healthcare		15.18%
AbbVie, Inc.	7,227		428,127
Allergan Plc	337		105,313
Amgen, Inc.	1,964		318,816
Amsurg Corp.	3,446		261,896
Becton, Dickinson and Co.	237		36,519
Biogen Idee, Inc.	265		81,183
Chemed Corp.	415		62,167
Gilead Sciences, Inc.	4,215		426,516

See Notes to Financial Statements	(continued)
C-7

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)
(expressed in U.S. dollars)
December 31, 2015

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value

Investments in Securities (continued)

HCA Holdings, Inc.	1,360		$91,977
Hill-Rom Holdings, Inc.	5		240
Horizon Pharma Pic	17,805		385,834
IMS Health Holdings, Inc.	4		102
Inovalon Holdings, Inc.	678		11,526
Jazz Pharmaceuticals Pic	332		46,666
LifePoint Health, Inc.	3,164		232,238
Mednax, Inc.	2,840		203,514
Myriad Genetics, Inc.	4,134		178,423
NuVasive, Inc.	214		11,580
Prestige Brands Holdings, Inc.	2,382		122,625
Quintiles Transnational Holdings, Inc.	790		54,241
Regeneron Pharmaceuticals, Inc.	193		104,774
Team Health Holdings, Inc.	3,346		146,856
United Therapeutics Corp.	2,112		330,760
Universal Health Services, Inc.	3,354		400,769
VCA Antech, Inc.	109		5,997
			4,048,659
Industrials		23.73%
AGCO Corp.	1,505		68,312
Ao Smith Corp.	4,601		352,483
Boeing Co.	2,620		378,826
Carlisle Cos, Inc.	3,874		343,585
CH Robinson Worldwide, Inc.	4,427		274,563
Clean Harbors, Inc.	2,265		94,337
Crane Co.	106		5,071
Cummins, Inc.	1,772		155,954
Deluxe Corp.	2,512		137,004
EnerSys	179		10,011
Expeditors International ofWashington, Inc.	7,699		347,225
Fortune Brands Home & Security, Inc.	1,596		88,578
HD Supply Holdings, Inc.	417		12,523
Huntington Ingalls Industries, Inc.	773		98,055
Kar Auction Services, Inc.	3,042		112,645
Landstar System, Inc.	3,639		213,427
Lennox International, Inc.	1,010		126,149
Lincoln Electric Holdings, Inc.	2,343		121,578
Manpower, Inc.	4,054		341,712
Masco Corp.	36		1,019
MSC Industrial Direct, Inc.	3,333		187,548
Owens Corning Sales, Inc.	8,564		402,765
Paccar, Inc.	7,232		342,797

See Notes to Financial Statements	(continued)

C-8

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)
(expressed in U.S. dollars)
December 31, 2015

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value

Investments in Securities (continued)

Pitney Bowes Inc.	3,593		$74,195
Robert Half International, Inc.	6,823		321,636
RR Donnelley & Sons Co.	5,911		87,010
Spirit Aerosystems Holding, Inc.	5,717		286,250
Toro Co.	321		23,455
Trinity Industries, Inc.	15,943		382,951
Union Pacific Corp.	1,406		109,949
United Parcel Service, Inc.	1,306		125,676
USG Corp.	13,776		334,619
WabtecCorp.	5,176		368,118
			6,330,026
Information Technology		24.76%
Adobe Systems, Inc.	598		56,176
Ambarella, Inc.	1,141		63,599
Amphenol Corp Class A	1,005		52,491
Analog Devices, Inc.	7,171		396,700
Apple Computer, Inc.	3,765		396,304
Aspen Technology, Inc.	3,866		145,980
Avago Technologies, Ltd	892		129,474
AVNET, Inc.	1,447		61,989
Brocade Communications Systems, Inc.	30,747		282,257
Ciena Corp.	11,713		242,342
Cisco Systems, Inc.	14,630		397,278
Citrix Systems, Inc.	88		6,657
Computer Sciences Corp.	7,622		249,087
CoreLogic, Inc.	491		16,625
F5 Networks, Inc.	3,638		352,740
FEI Co.	939		74,923
Fidelity National Information Services, Inc.	1,888		114,413
First Solar, Inc.	2,380		157,056
Fortinet, Inc.	3,861		120,347
Hewlett-Packard Company	17,606		208,455
Ingram Micro, Inc.	10,657		323,760
IPG Photonics Corporation	726		64,730
Juniper Networks, Inc.	14,750		407,100
KLA-Tencor Corp.	559		38,767
Lam Research Corp.	5,607		445,308
Maxim Integrated Products, Inc.	4,505		171,190
Motorola Solutions, Inc.	1,997		136,695
NCR Corp.	414		10,126
Network Appliance, Inc.	404		10,718
Skyworks Solutions, Inc.	4,552		349,730
Synnex Corp.	1,716		154,320
Tech Data Corp.	1,297		86,095

See Notes to Financial Statements	(continued)

C-9

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)
(expressed in U.S. dollars)
December 31, 2015

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value

Investments in Securities (continued)

Teradyne, Inc.	7,354		$152,007
Total System Services, Inc.	2,649		131,920
Ubiquiti Networks, Inc	204		6,465
Vmware, Inc.	5,837		330,199
Western Digital Corp.	3,774		226,629
Western Union Co.	1,906		34,138

			6,604,790
Telecommunication Services		1.10%
CenturyLink, Inc.	1,068		26,871
Verizon Communications	5,785		267,383

			294,254

Total United States of America (cost $26,791,619)			26,109,570

Canada		1.41%

Industrials		1.13%
Canadian National Railway Company	2,971		166,020
Ritchie Bros Auctioneers, Inc.	5,638		135,932

			301,952
Telecommunication Services		.28%
BCE, Inc.	1,869		72,179
Rogers Communications, Inc.	10		345
Telus Corp	48		1,327

			73,851

Total Canada (cost $403,232)			375,803

Total investments in securities (cost $27,194,851)			$26,485,373

See Notes to Financial Statements			(continued)

C-10

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)
(expressed in U.S. dollars)
December 31, 2015

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value

Securities Sold, Not Yet Purchased

Common Stocks		149.48%

United States of America		147.32%

Consumer Discretionary		35.71%
AutoNation, Inc.	238		$14,199
Bright Horizons Family Solutions, Inc.	209		13,961
Buffalo Wild Wings, Inc.	3,632		579,849
Cablevision Systems Corp.	6,827		217,781
CalAtlantic Group, Inc.	3,991		151,339
CarMax, Inc.	4,880		263,374
Coach, Inc.	18,058		591,038
Columbia Sportswear Co.	1,648		80,356
Delphi Automotive PLC	1,035		88,731
Dollar Tree, Inc.	4,537		350,347
Expedia, Inc.	2,500		310,750
Groupon, Inc.	73,436		225,449
Harman International Industries, Inc.	3,217		303,074
Hasbro, Inc.	852		57,391
Houghton Mifflin Harcourt Co.	7,635		166,290
Jack in the Box, Inc.	2,172		166,614
Jarden Corp.	10,980		627,178
L Brands	180		17,248
Las Vegas Sands Corp.	90		3,946
Live Nation, Inc.	7,582		186,290
M G M Resort International	29,422		668,468
Mattel, Inc.	11,254		305,771
Murphy USA, Inc.	863		52,419
Netflix Com, Inc.	2,200		251,636
Newell Rubbermaid, Inc.	3,276		144,406
Panera Bread Co.	204		39,735
Penske Automotive Group, Inc.	1,602		67,829
Pulte Homes, Inc.	28,764		512,574
Restoration Hardware Holdings, Inc.	2,586		205,458
Texas Roadhouse, Inc.	4,673		167,153
Thomson Reuters Corporation	5,729		216,843
Time Warner Cable, Inc.	425		78,876
Toll Bros, Inc.	16,440		547,452
TripAdvisor, Inc.	4,106		350,037
Ulta Salon, Cosmetics & Fragrance, Inc.	1,538		284,530
Under Armour, Inc.	2,084		167,991
VF Corp.	4,705		292,886

See Notes to Financial Statements	(continued)

C-11

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)
(expressed in U.S. dollars)
December 31, 2015

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value

Securities Sold, Not Yet Purchased (continued)

Vista Outdoor Inc.	2,524		$112,340
Wynn Resorts Ltd.	9,294		643,052

			9,524,661
Consumer Staples		10.92%
Archer Daniels Midland Co.	3,137		115,065
Bunge Limited	5,866		400,530
Colgate - Palmolive Corp.	1,722		114,720
Costco Wholesale Corp.	3,190		515,185
Edgewell Personal Care Co.	235		18,417
Estee Lauder Companies, Inc.	3,714		327,055
Hormel Foods Corp.	648		51,244
Ingredion, Inc.	1,319		126,413
Keurig Green Mountain, Inc.	5,654		508,747
Kroger Co.	7,888		329,955
Molson Coors Brewing Co.	1,979		185,868
PriceSmart, Inc.	631		52,367
Spectrum Brands Holdings, Inc.	45		4,581
Sprouts Farmers Market, Inc.	450		11,966
WhiteWave Foods Co.	872		33,930
Whole food Markets, Inc.	3,452		115,640

			2,911,683
Healthcare		33.69%
Abiomed, Inc.	76		6,861
Acadia Healthcare Co, Inc.	17		1,062
Alere, Inc.	5,627		219,959
Alexion Pharmaceuticals, Inc.	3,390		646,643
Align Technology, Inc.	5,519		363,426
Alkermes Pic	4,063		322,521
Amerisourcebergen Corp.	39		4,045
Athenahealth, Inc.	152		24,467
Baxter International, Inc.	2,354		89,805
Bio-Rad Laboratories, Inc.	963		133,530
Bio-Techne Corp.	1,529		137,610

See Notes to Financial Statements			(continued)

C-12

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)
(expressed in U.S. dollars)
December 31, 2015

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value

Securities Sold, Not Yet Purchased (continued)

Boston Scientific Corp.	13,993		$258,031
Bristol-Myers Squibb Co.	8,529		586,710
Bruker Bioscience Corp.	203		4,927
Cantel Medical Corp.	1,074		66,738
Catalent, Inc.	3,687		92,286
Celgene Corporation	4,947		592,453
Eli Lilly & Co.	3,703		312,015
Endo International Pic	10,412		637,423
Globus Medical, Inc.	1,738		48,351
Henry Schein, Inc.	2,870		454,005
IDEXX Laboratories, Inc.	177		12,907
Illumnia, Inc.	2,066		396,558
Incyte Corporation	4,635		502,666
Integra Lifesciences Holdings Corp.	1,294		87,707
Intuitive Surgical, Inc.	145		79,193
lonis Pharmaceuticals, Inc.	8,984		556,379
Mallinckrodt PLC	646		48,211
Medidata Solutions, Inc.	1,581		77,927
Mettler-Toledo International, Inc.	481		163,122
Parexcel International Corp.	4,641		316,145
Patterson Co.	7,409		334,961
PerkinElmer, Inc.	1,512		80,998
Perrigo Co.	783		113,300
Steris Corp.	1,065		80,237
Teleflex, Inc.	188		24,713
Thermo Fisher Scientific, Inc.	2,110		299,304
Varian Medical Systems, Inc.	1,085		87,668
Veeva Systems, Inc.	5,907		170,417
West Pharmaceutical Svsc, Inc.	2,122		127,787
Zimmer Biomet Holdings, Inc.	4,104		421,028

			8,984,096
Industrials		25.01%
ADT Corporation	7,212		237,852
Allegion Pic	3,592		236,785
Colfax Corporation	5,587		130,456
Copart, Inc.	536		20,373
Covanta Holding Corporation	7,281		112,783
Danaher Corp.	6,568		610,036
Deere & Co.	5,942		453,196

See Notes to Financial Statements	(continued)
C-13

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)
(expressed in U.S. dollars)
December 31, 2015

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value

Securities Sold, Not Yet Purchased (continued)

Fedex Corporation	989		$147,351
Flowserve Corp.	4,102		172,612
Genesee & Wyoming, Inc.	5,316		285,416
Healthcare Services Group, Inc.	2,543		88,674
Hexcel Corp.	5,597		259,981
Kansas City Southern	1,791		133,734
Middleby Corp	1,694		182,732
Nordson Corp.	22		1,411
Norfolk Southern Corp.	6,688		565,738
On Assignment, Inc.	406		18,250
Orbital ATK, Inc.	729		65,129
Pentair PLC	4,730		234,277
Precision Castpart Corp.	2,097		486,525
Roper Industries, Inc.	897		170,242
Ryder System, Inc.	6,656		378,260
Textron, Inc.	4,731		198,749
Timken Co.	5,772		165,021
United Rentals, Inc.	3,634		263,610
United Technologies Corp.	5,487		527,136
Waste Connections, Inc.	360		20,275
Woodward, Inc.	2,947		146,348
XYLEM, Inc.	9,830		358,796

			6,671,748
Information Technology		36.86%
ACI Worldwide Inc.	2,951		63,151
Alliance Data Systems Corporation	652		180,324
Arista Networks Inc	3,661		284,972
Arrow Electronics Inc	106		5,743
Atmel Corp	57,517		495,221
Autodesk Inc.	9,903		603,390
Belden CDT Inc.	5		238
Blackbaud Inc.	1,564		103,005
Booz Allen Hamilton Holding Corp	4,955		152,862
CDK Global, Inc.	441		20,934
Cimpress NV	2,042		165,688

See Notes to Financial Statements	(continued)

C-14

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)
(expressed in U.S. dollars)
December 31, 2015

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value

Securities Sold, Not Yet Purchased (continued)

CommScope Holding Co., Inc.	8,750		$226,538
Convergys Corp.	1,650		41,069
Corning, Inc.	4,341		79,353
Costar Group, Inc.	1,500		310,035
Cree, Inc.	12,185		324,974
Cypress Semiconductor Corp.	22,862		224,276
Dolby Laboratories, Inc.	2,521		84,832
Echostar Holding Corp.	1,007		39,384
Electronic Arts, Inc.	7,081		486,606
Facebook, Inc.	3,780		395,615
Fairchild Semiconductor Int-I, Inc.	1,899		39,328
Gartner Group, Inc. Cl A	1,275		115,643
Google, Inc.	128		99,585
Guidewire Software, Inc.	3,117		187,519
Heartland Payment Systems, Inc.	130		12,327
Jabil Circuit, Inc.	2,864		66,703
Keysight Technologies, Inc.	281		7,961
Linkedln Corp.	981		220,803
Marvell Technology Group, Ltd.	47,237		416,630
Microchip Technology, Inc.	11,158		519,293
MICRON TECHNOLOGY, Inc.	34,384		486,877
Microsoft Corp.	5,593		310,300
National Instruments Corp.	1,901		54,540
PTC Parametric Technology Corp.	3,543		122,694
Red Hat, Inc.	1,225		101,442
Sabre Corp.	2,800		78,316
SandiskCorp.	7,779		591,126
Solarwinds, Inc.	5,410		318,649
Solera Holdings, Inc.	6,191		339,453
SS&C Technologies Holdings, Inc.	3,921		267,687
Tableau Software, Inc.	1,472		138,692
Trimble Nav, Ltd.	14,396		308,794
Tyler Technologies, Inc.	169		29,460
Ultimate Software Group, Inc.	2,062		403,142
Universal Display Corp.	25		1,361
ViaSat, Inc.	520		31,725
Xerox Corp.	2,062		21,919
Xilinx, Inc.	3,475		163,221

See Notes to Financial Statements	(continued)

C-15

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)
(expressed in U.S. dollars)
December 31, 2015

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value

Securities Sold, Not Yet Purchased (continued)

Zebra Technologies Corp.	1,273		$88,664

			9,832,064
Telecommunication Services		5.13%
AT&T Corporation	11,441		393,685
Sprint Nextel Corp.	122,223		442,447
T-Mobile US, Inc.	13,623		532,933

			1,369,065

Total United States of America (proceeds $40,498,758)			39,293,317

Canada		2.16%

Consumer Discretionary		1.78%
Gildan Activewear, Inc.	1,876		53,316
Lululemon Athletica, Inc.	8,041		421,911

			475,227
Telecommunication Services		.38%
Open Text Corp.	2,085		99,934

Total Canada (proceeds $561,133)			575,161

Total securities sold, not yet purchased (proceeds $41,059,891)			$39,868,478

See Notes to Financial Statements

C-16

Gotham Short Strategies (Master), LP

Statement of Operations
(expressed in U.S. dollars)
December 31, 2015

Investment Income (Loss):
Income:
Dividends, net of withholding taxes	$450,248
Interest	238,866

Total income	689,114

Expenses:
Dividends on securities sold, not yet purchased	414,995
Interest expense and stock loan fees	331,752
Management fees	248,008
Professional fees and other	214,894
Incentive fee	16,957

Total expenses before investment manager reimbursement	1,226,606

Investment manager reimbursement	(137,661)

Net expenses	1,088,945

Net investment loss	(399,831)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(1,129,525)
Net change in unrealized gain on investments	374,715

Net realized and unrealized loss on investments	(754,810)

Net loss	$(1,154,641)

See Notes to Financial Statements.

C-17

Gotham Short Strategies (Master), LP

Statement of Changes in Partners’ Capital
(expressed in U.S. dollars)
December 31, 2015

	General Partner	Limited Partners	Total
Partners’ Capital, December 31, 2014	$--	$23,320,643	$23,320,643

Capital Contributions	--	11,005,000	11,005,000

Capital Withdrawals	--	(6,500,000)	(6,500,000)

Net Loss	--	(1,154,641)	(1,154,641)

Partners’ Capital, December 31, 2015	$--	$26,671,002	$26,671,002

See Notes to Financial Statements

C-18

Gotham Short Strategies (Master), LP

Statement of Cash Flows
(expressed in U.S. dollars)
December 31, 2015

Cash Flows From Operating Activities:
Net loss	$(1,154,641)
Adjustments to reconcile net loss to net cash provided by operating activities:
Net realized loss on investments	1,129,525
Net change in unrealized gain on investments	(374,715)
Purchases of investments	(192,166,179)
Proceeds from sales of investments	190,322,081
Proceeds from sales of securities sold, not yet purchased	214,676,781
Purchases to cover securities sold, not yet purchased	(211,940,925)
Decrease in due from brokers	86,895,011
Decrease in other assets	78,309
Decrease in incentive fee payable	(1,442,453)
Increase in accrued management fee payable	136,838
Decrease in accrued expenses	(131,522)

Net cash provided by operating activities	86,028,110

Cash Flows From Financing Activities:
Capital contributions received	11,005,000
Capital withdrawals paid	(97,035,605)

Net cash used in financing activities	(86,030,605)

Net decrease in cash	(2,495)

Cash:
Beginning	14,538

Ending	12,043

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$118

See Notes to Financial Statements.

C-19

Gotham Short Strategies (Master), LP

Notes to Financial Statements

Note 1.	Organization and Summary of Significant Accounting Policies

Gotham Short Strategies (Master), LP (the “Partnership”) is an exempted limited partnership organized under the laws of the Cayman Islands. The Partnership’s principal investment objective is to earn a return in excess of what an investor could achieve by taking an equivalent short position in the S&P 500 Total Return Index, as adjusted for the Partnership’s level of exposure. The Partnership is targeted to have 50% net short exposure and 250% gross exposure by being 100% long and 150% short. The Partnership commenced operations on October 1, 2012. Gotham Strategies, Ltd. (the “General Partner”) serves as the General Partner. An affiliate of the General Partner, Gotham Asset Management, LLC, (the “Investment Manager”) serves as the Investment Manager of the Partnership. The Investment Manager oversees the management and investment operations of the Partnership’s investment program on a day-to-day basis.

The Partnership serves as a “Master Fund” in a master-feeder structure. It has two limited partners, Gotham Short Strategies (US), LP (the “U.S. Feeder”), a limited partnership organized under the laws of the State of Delaware and Gotham Short Strategies Ltd. (the “Cayman Feeder”), an exempted company incorporated under the laws of the Cayman Islands (collectively, the “Feeder Funds”).

The Partnership follows accounting standards established by the Financial Accounting Standards Board (the “FASB”) to ensure consistent reporting of financial condition, results of operations, and cash flows. References to accounting principles generally accepted in the United States of America (“U.S. GAAP”) in these notes are to the FASB Accounting Standards Codification, sometimes referred to as the “Codification” or “ASC.”

The Partnership qualifies as an investment company, as defined in FASB ASC Topic 946 Financial Services -Investment Companies and, therefore, is applying the specialized accounting and reporting guidance in ASC Topic 946.

These financial statements have been prepared in accordance with U.S. GAAP, which require the use of estimates by the General Partner. Actual results may differ from these estimates.

Investments in securities and securities sold, not yet purchased, traded on a national securities exchange or listed on the Nasdaq Global Market (“Nasdaq”) are valued at the last reported sales price on the last business day of the year. Investments in securities owned and securities sold, not yet purchased, that are not listed on a securities exchange or quoted on the Nasdaq for which market quotations are readily available will be valued at the most recent quoted bid and ask prices, respectively.

Purchases and sales of securities are recorded on a trade-date basis. Realized gains and losses on security transactions are based on the specific-identification method. The difference between the cost and the fair value of open investments is reflected as unrealized gain (loss) on investments and any change in that amount from the prior period is reflected as net change in unrealized gain on investments in the statements of operations. Dividend income and dividends on securities sold, not yet purchased are recorded on the ex-dividend date. Interest income and interest expense are recognized under the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Partnership’s understanding of the applicable country’s tax rules and rates.

The books and records of the Partnership are maintained in U.S. dollars.

Under the laws of the Cayman Islands, the Partnership is not subject to income taxes and, accordingly, no provision has been made in the accompanying financial statements for income taxes.

C-20

Gotham Short Strategies (Master), LP

Notes to Financial Statements

Note 1.	Organization and Summary of Significant Accounting Policies (Continued)

The Partnership is treated as a partnership for U.S. income tax purposes and therefore no provisions have been made in the accompanying financial statements for federal income tax. Each partner is individually responsible for reporting income or loss, to the extent required by the federal income tax laws and regulations, based upon its respective share of the Partnership’s income and expense as reported for income tax purposes.

The Partnership is required to comply with certain provisions of FASB ASC Topic 740 (“Topic 740”), Income Taxes, related to accounting for uncertainty in income taxes. Topic 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. The Partnership is not subject to U.S. federal income tax examinations by tax authorities for years ending prior to January 1, 2012. No income tax liability for uncertain tax positions has been recognized in the accompanying financial statements.

The industry and country classifications included in the schedule of investments represent the General Partner’s opinion as to the most appropriate classification of the Partnership’s investments. Country determination generally is based on the concentration of the risk and economic exposure (where the principal business actually takes place).

The Partnership has evaluated subsequent events for potential recognition and/or disclosure through February 26, 2016, the date the financial statements were available to be issued.

Note 2.	Fair Value of Financial Instruments

As described in Note 1, the Partnership records its investments at fair value. Guidance provided by the FASB defines fair value, establishes a framework for measuring fair value, sets out a fair value hierarchy and expands disclosures about fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Partnership utilizes valuation techniques to maximize the use of observable inputs and minimize the use of unobservable inputs. Assets and liabilities recorded at fair value are categorized within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy are described below:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. The types of investments in Level 1 include listed equities and listed derivatives.

Level 2:	Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3:	Inputs that are unobservable for the asset or liability and that include situations where there is little, if any, market activity for the asset or liability.

All financial instruments listed in the schedule of investments are considered Level 1, measured at fair value on a recurring basis based on quoted prices for identical assets in active markets.

C-21

Gotham Short Strategies (Master), LP

Notes to Financial Statements

Note 3.	Receivable From Clearing Broker

The clearing and depository operations for the Partnership’s securities transactions are provided through a major U.S. clearing broker that maintains custody of all the Partnership’s securities. At December 31, 2015, investments in securities and securities sold, not yet purchased, and the amounts due from broker reflected in the statement of financial condition are positions and amounts due from this broker. The securities serve as collateral for any net liability to the broker, if any, when taking into account short positions. The broker’s right to sell or repledge securities is limited to 140% of the amount due to the domestic brokers after adjusting for securities sold short and other items.

Note 4.	Securities Sold, Not Yet Purchased

The Partnerships’ short sales are subject to special risks. Although the Partnership’s gain is limited to the amount at which it sold a security, its potential loss is unlimited. A short sale involves the sale by the Partnership of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Partnership will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums, dividends and interest paid to the third party. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Partnership. There can be no assurance that the Partnership will be able to close out a short position at any particular time or at an acceptable price.

Note 5.	Related Party Transactions

The Investment Manager, whose members are also members of the General Partner, is entitled to receive a management fee equal to .25 percent (1% per annum) of each Limited Partner’s capital account balance payable in advance as of the first day of the calendar quarter. For the year ended December 31, 2015, the Partnership was charged a management fee of $248,008.

At the end of each year or upon partial or complete withdrawal of a Limited Partner, the Investment Manager is entitled to receive an incentive fee equal to 20% of the amount, if any, by which each Limited Partner’s capital account at the end of each fiscal year or period exceeds the amount such Limited Partner’s capital account would have been had the Limited Partner’s return equaled 50% of the inverse of the change in the S&P 500 index (dividends reinvested) for such fiscal year or period. For the year ended December 31, 2015, the Partnership was charged an incentive fee in the amount of $16,957.

The Investment Manager will bear a portion of Partnership’s expenses (other than investment expenses) until aggregate capital account balances of the Limited Partners exceed $100,000,000, such that the Partnership will not be allocated certain expenses that exceed a portion equal to the aggregate capital account balances divided by $100,000,000. The Investment Manager’s expense reimbursement for 2015 was $137,661.

The General Partner may, in its sole discretion, waive, rebate or reduce the management fee or incentive fee as to the capital accounts of one or more partners.

C-22

Gotham Short Strategies (Master), LP

Notes to Financial Statements

Note 6.	Financial Highlights

The information presented below for the year ended December 31, 2015 represents the financial highlights applicable to an investor in the U.S. Feeder and an investor in the Cayman Feeder subject to a 1 % per annum management fee and 20% incentive fee who was invested as of January 1, 2015.

Ratios to average Limited Partners’ capital:

	U.S. Feeder	Cayman Feeder
Total return	(4.54)%	(4.92)%

An individual investor’s return may vary from these returns based on different management and incentive fee arrangements, and the timing of capital transactions.

Interest and dividend income, net of withholding taxes	2.77%	2.37%

Operating expenses:
Dividends on securities sold, not yet purchased	1.51%	1.51%
Interest expense and stock loan fees	1.23	1.23
Management fees	1.00	1.00
Professional fees and other	.30	.30
Total expenses before investment manager reimbursement	4.04	4.04

Investment manager reimbursement	(.52)	(.52)

Net expenses	3.52%	3.52%

Net investment loss	(.75)%	(1.15)%

The ratios shown for an individual investor may vary from these ratios based on different management and incentive fee arrangements, and the timing of capital transactions.

The net investment loss ratio excludes net realized and unrealized loss on investments.

C-23

Gotham Short Strategies
(Master), LP

(a Cayman Islands exempted limited partnership)

Financial Report

December 31, 2016

C-24

C-25

Independent Auditor’s Report

To the General Partner

Gotham Short Strategies (Master), LP

Report on the Financial Statements

We have audited the accompanying financial statements of Gotham Short Strategies (Master), LP, which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2016, and the related statements of income, changes in partners’ capital and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gotham Short Strategies (Master), LP as of December 31, 2016, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

New York, New York

February 28, 2017

C-26

Gotham Short Strategies (Master), LP

Statement of Financial Condition

(expressed in U.S. dollars)

December 31, 2016

ASSETS

Investments in Securities, at fair value (cost $13,878,730)	$14,145,728

Cash	7,204,354

Due From Broker	20,580,250

Other Assets	56,747

Total assets	$41,987,079

LIABILITIES AND PARTNERS’ CAPITAL

Liabilities:
Securities sold, not yet purchased, at fair value (proceeds $20,986,795)	$21,049,750
Capital withdrawals payable	7,120,038
Incentive fee payable	284,780
Management fee payable	3,339
Accrued expenses	91,781

Total liabilities	28,549,688

Partners’ Capital	13,437,391

Total liabilities and Partners’ capital	$41,987,079

See Notes to Financial Statements.

C-27

Gotham Short Strategies (Master), LP

Schedule of Investments

(expressed in U.S. dollars)

December 31, 2016

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value
Investments in Securities
Common Stocks		105.27%
United States of America		103.12%
Consumer Discretionary		24.82%
AMC Networks, Inc.	836		$43,756
American Eagle Outfitters, Inc.	10,564		160,256
Bed Bath & Beyond, Inc.	587		23,856
Best Buy, Inc.	1,129		48,174
BorgWarner, Inc.	4,271		168,448
Brinker International, Inc.	357		17,682
Carnival Corp.	1,493		77,726
CBS Corp.	63		4,008
Delphi Automotive PLC	1,619		109,040
Dollar General Corp.	819		60,663
Drew Industries, Inc.	1,208		130,162
GameStop Corp.	5,006		126,452
GAP, Inc.	6,103		136,951
Garmin Ltd.	3,955		191,778
Hanesbrands, Inc.	7,124		153,665
Harley Davidson, Inc.	286		16,685
Harman International Industries, Inc.	1,832		203,645
Hasbro, Inc.	197		15,325
Jack in the Box, Inc.	1,015		113,315
Kohl-s Corp.	2,037		100,587
Lear Seating Corp	144		19,061
Live Nation, Inc.	1,935		51,471
Lowes Cos, Inc.	165		11,735
Michaels Companies, Inc. (The)	1,654		33,824
News Corp	5,338		61,173
Polo Ralph Lauren Corp.	104		9,393
PVH Corp.	1,291		116,500
Regal Entertainment Group	3,340		68,804
Ross Stores, Inc.	911		59,762
Sinclair Broadcasting Group, Inc.	2,992		99,783
Staples, Inc.	13,138		118,899
Target Corp.	172		12,424
Tegna, Inc.	1,695		36,256
The Priceline.com, Inc.	76		111,421
Tjx Cos, Inc.	835		62,734
Tribune Media Company	3,293		115,189
Tupperware Brands Corp.	2,080		109,450

(continued)

See Notes to Financial Statements.

C-28

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)

(expressed in U.S. dollars)

December 31, 2016

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value
Investments in Securities (Continued)
Twenty-First Century Fox, Inc.	5,099		$142,976
Urban Outfitters, Inc.	5,116		145,704
Williams Sonoma, Inc.	222		10,743
Yum! Brands, Inc.	551		34,891
			3,334,367
Consumer Staples		11.60%
Blue Buffalo Pet Products, Inc.	2,830		68,033
Church & Dwight Co. Inc.	2,770		122,406
Conagra Foods, Inc.	5,856		231,605
Constellation Brands, Inc.	101		15,484
CVS/ Caremark Corp.	2,696		212,741
Fresh Del Monte Produce, Inc.	1,043		63,237
Hormel Foods Corp.	5,955		207,294
Ingredion, Inc.	1,860		232,426
Kimberly-Clark Corp.	86		9,814
National Beverage Corp.	53		2,707
Philip Morris International, Inc.	265		24,245
Pilgrims Pride Corp.	6,937		131,734
Spectrum Brands Holdings, Inc.	85		10,398
Tyson Foods, Inc.	1,929		118,981
Walgreens Boots Alliance, Inc.	1,306		108,085
			1,559,190
Healthcare		21.77%
Abbott Laboratories	2,743		105,359
AbbVie, Inc.	3,111		194,811
Amgen, Inc.	961		140,508
Baxter International, Inc.	4,063		180,153
Biogen Idee, Inc.	718		203,610
Brookdale Sr. Living, Inc.	12,991		161,348
Celgene Corporation	105		12,154
Danaher Corp.	2,270		176,697
Express Scripts Holding Co.	2,882		198,253
Henry Schein, Inc.	136		20,633
Hill-Rom Holdings, Inc.	2,929		164,434
Intuitive Surgical, Inc.	211		133,810
Jazz Pharmaceuticals Pic	321		34,999

See Notes to Financial Statements.

C-29

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)

(expressed in U.S. dollars)

December 31, 2016

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value
Investments in Securities (Continued)
Johnson & Johnson	1,079		$124,312
Laboratory Corp Amer Hldgs	1,012		129,921
Merck & Co., Inc.	2,203		129,691
Parexcel Intern Corp.	1,490		97,923
Pfizer, Inc.	612		19,878
PRA Health Sciences, Inc.	405		22,324
Quest Diagnostics, Inc.	657		60,378
Quintiles Transnational Holdings, Inc.	2,044		155,446
The Cooper Companies, Inc.	682		119,302
Universal Health Services, Inc.	1,366		145,315
Varian Medical Systems, Inc.	2,044		183,510
Veeva Systems, Inc.	10		407
Waters Corp.	76		10,214
			2,925,390
Industrials		18.69%
Acuity Brands, Inc.	12		2,770
Allegion Pic	1,991		127,424
Arconic Inc	2,415		44,774
Armstrong World Industries, Inc.	1,824		76,243
Carlisle Cos, Inc.	86		9,485
Crane Co.	823		59,355
Deluxe Corp	684		48,981
Donaldson Co, Inc.	2,346		98,720
Equifax, Inc.	150		17,735
Fortune Brands Home & Security, Inc.	2,876		153,751
Ingersoll-Rand Co. Ltd.	1,550		116,312
ITT Corp.	349		13,461
Lennox International, Inc.	1,313		201,112
Lockheed Martin Corp.	257		64,235
Middleby Corp.	828		106,655
Nordson Corp.	604		67,678
Oshkosh Corp.	4,176		269,811
Owens Corning Sales, Inc.	4,999		257,748
Pentair PLC	3,648		204,543
Pitney Bowes, Inc.	3,213		48,805
Regal Beloit Corp.	28		1,939
Stanley Black & Decker, Inc.	454		52,069
Terex Corp.	1,209		38,120

(continued)

See Notes to Financial Statements.

C-30

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)

(expressed in U.S. dollars)

December 31, 2016

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value
Investments in Securities (Continued)
TransDigm Group Incorporated	325		$80,912
Transunion	1,567		48,467
United Technologies Corp.	363		39,792
USG Corp.	6,665		192,485
XPO Logistics, Inc.	1,577		68,063
			2,511,445
Information Technology		26.24%
Acacia Communications, Inc.	1,300		80,275
Accenture, Ltd.	563		65,944
Adobe Systems, Inc.	526		54,152
Amkor Technology	1,784		18,821
Applied Materials, Inc.	5,900		190,393
Arris Group, Inc.	4,504		135,706
Booz Allen Hamilton Holding Corp.	4,816		173,713
Broadcom, Ltd.	367		64,875
C A, Inc.	7,550		239,864
CDW Corp.	1,158		60,320
Ciena Corp.	3,432		83,775
Cisco Systems, Inc.	4,342		131,215
CommScope Holding Co, Inc.	7,403		275,392
Convergys Corp.	1,383		33,966
DST Systems, Inc.	1,284		137,581
Entegris, Inc.	1,330		23,807
Euronet Worldwide, Inc.	1,682		121,827
Facebook, Inc.	189		21,744
Fidelity National Information Services, Inc.	232		17,548
Finisar Corp.	497		15,044
Intel Corp., Inc.	127		4,606
Interdigital Commun Corp IDCC	1,678		153,285
KLA-Tencor Corp.	2,028		159,563
Manhattan Associates, Inc.	2,529		134,113
MasterCard, Inc.	308		31,801
Maxim Integrated Products, Inc.	5,800		223,706
Maximus, Inc.	2,106		117,494
QUALCOMM, Inc.	2,995		195,274
Sanmina Corp.	829		30,383
Science Applications International	752		63,770

(continued)

See Notes to Financial Statements.

C-31

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)

(expressed in U.S. dollars)

December 31, 2016

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value
Investments in Securities (Continued)
Skyworks Solutions, Inc.	259		$19,337
Teradata Corporation	8,136		221,055
Texas Instrs, Inc.	870		63,484
Verisign, Inc.	2,083		158,454
Versum Materials, Inc.	144		4,042
			3,526,329
Total United States of America (cost $13,602,171)			13,856,721
Canada		2.15%
Consumer Discretionary		1.50%
Restaurant Brands International	4,219		201,078
			201,078
Industrials		.01%
Ritchie Bros Auctioneers, Inc.	43		1,462
			1,462
Information Technology		.10%
CGI Group, Inc.	283		13,592
			13,592
Telecommunication Services		.54%
BCE, Inc.	1,415		61,185
Rogers Communications, Inc.	303		11,690

			72,875
Total Canada (cost $276,559)			289,007
Total investments in securities (cost $13,878,730)			$14,145,728

(continued)

See Notes to Financial Statements.

C-32

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)

(expressed in U.S. dollars)

December 31, 2016

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value
Securities Sold, Not Yet Purchased
Common Stocks		156.65%
United States of America		154.30%
Consumer Discretionary		32.66%
Advance Auto Parts, Inc.	1,796		$303,740
Amazon Com, Inc.	220		164,971
AMC Entertainment Holdings Inc	1,450		48,793
CarMax Group (caj10)	4,921		316,863
Carters Inc.	1,109		95,807
Chipotle Mexican Grill	840		316,949
Columbia Sportswear Co.	241		14,050
Cracker Barrel Old Country	25		4,175
CST Brands, Inc.	2,129		102,511
Dana Holding Corporation	1,736		32,949
Darden Restaurants, Inc.	17		1,236
Dollar Tree, Inc.	1,950		150,501
Dorman Products, Inc.	88		6,429
Grand Canyon Education, Inc.	1,574		92,000
Groupon, Inc.	29,421		97,678
Hyatt Hotels Corp.	2,705		149,478
John Wiley & Sons, Inc.	848		46,216
Legget & Platt, Inc.	7		342
Lkq Corp.	8,105		248,418
M G M Resort International	3,756		108,285
Marriot International, Inc.	4,065		336,094
Mattel, Inc.	3,814		105,076
Murphy USA Inc	1,507		92,635
Newell Rubbermaid Inc.	745		33,264
Panera Bread Co.	489		100,289
Polaris Industries	4,250		350,158
Royal Caribbean Cruise, Ltd.	1,536		126,013
Service Corp. International	104		2,954
Six Flags Entertainment Corp	3,366		201,825
Texas Roadhouse, Inc.	176		8,490
Thor Industries, Inc.	1,435		143,572
Tractor Supply Co.	2,289		173,529
TripAdvisor, Inc.	1,303		60,420
Vail Resorts, Inc.	1,395		225,027

(continued)

See Notes to Financial Statements.

C-33

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)

(expressed in U.S. dollars)

December 31, 2016

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value
Securities Sold, Not Yet Purchased (Continued)
Walt Disney Co.	324		$33,767
Wendy’s Co.	1,168		15,791
Wynn Resorts Ltd.	912		78,897
			4,389,192
Consumer Staples		19.82%
Archer Daniels Midland Co.	5,105		233,043
Brown Forman, Inc.	3,631		163,105
Bunge Limited	5,319		384,245
Caseys General Stores, Inc.	2,296		272,948
Clorox Co.	277		33,246
Coty, Inc.	4,768		87,302
Energizer Holdings, Inc.	839		37,428
Flowers Food, Inc.	335		6,690
Kroger Co.	6,798		234,599
Mondelez International, Inc.	243		10,772
Monster Beverage Corp.	38		1,685
Post Holdings	534		42,928
PriceSmart, Inc.	613		51,186
Rite Aid Corp	48,154		396,789
Sprouts Farmers Market, Inc.	11,621		219,869
Sysco Corp.	430		23,809
Treehouse Foods, Inc.	3,302		238,371
Whole food Markets, Inc.	7,333		225,564
			2,663,579
Healthcare		21.92%
Abiomed, Inc.	2,229		251,164
Allscripts Healthcare Solutions, Inc.	1,160		11,844
Becton, Dickinson and Co.	154		25,495
Bio-Rad Laboratories, Inc.	860		156,761
Bio-Techne Corp.	696		71,570
Catalent, Inc.	4,242		114,364
Cotiviti Hldng	626		21,534
Dentsply International, Inc.	6,771		390,890

(continued)

See Notes to Financial Statements.

C-34

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)

(expressed in U.S. dollars)

December 31, 2016

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value
Securities Sold, Not Yet Purchased (Continued)
Envision Healthcare Holdings, Inc.	4,365		$276,261
INC Research Holdings, Inc.	29		1,525
Medidata Solutions, Inc.	2,318		115,135
Mylan NV	9,091		346,822
NuVasive, Inc.	2,943		198,240
Patterson Cos	5,598		229,686
Qiagen NV	4,646		130,181
Regeneron Pharmaceuticals, Inc.	80		29,367
Resmed, Inc.	7		434
Team Health Holdings, Inc.	5,163		224,332
Valeant Pharmaceuticals International, Inc.	13,638		198,024
West Pharmaceutical Services, Inc.	1,797		152,440
			2,946,069
Industrials.		37.13%
AGCO Corp	1,715		99,230
Allison Transmission Holdings, Inc.	483		16,272
Beacon Roofing Supply	3		138
Cintas Corp.	163		18,836
Clarcor, Inc.	94		7,752
Clean Harbors, Inc.	2,159		120,148
Copart, Inc.	44		2,438
Covanta Holding Corporation	5,570		86,892
CSX Corp.	3,377		121,336
Dover Corp.	1,563		117,116
Fastenal Co.	6,665		313,122
Fedex Corporation	7		1,303
Flowserve Corp.	7,075		339,954
General Dynamics Corp.	820		141,581
Genesee & Wyoming, Inc.	2,243		155,687
HD Supply Holdings, Inc.	69		2,933
Hunt JB Transport Services, Inc.	2,020		196,081
IHS Markit Ltd.	7,891		279,420
Johnson Ctls, Inc.	6,768		278,774
Kirby Corp.	3,055		203,158

(continued)

See Notes to Financial Statements.

C-35

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)

(expressed in U.S. dollars)

December 31, 2016

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value
Securities Sold, Not Yet Purchased (Continued)
Knight Transportation, Inc.	5,247		$173,413
L-3 Communications Holdings, Inc.	406		61,757
Landstar System, Inc.	1,809		154,308
Lincoln Electric Holdings, Inc.	613		46,999
Navistar International Corp.	287		9,003
Old Dominion Freight Line, Inc.	2,519		216,105
Orbital ATK, Inc.	2,098		184,058
Paccar, Inc.	2,452		156,683
Rockwell Automation, Inc.	1,611		216,518
Rollins, Inc.	172		5,810
Sensata Technologies Holding NV	13		506
Stericycle, Inc.	1,541		118,719
Textron, Inc.	3,962		192,395
Trinity Industries, Inc.	7,967		221,164
UniFirst Corp.	475		68,234
Union Pacific Corp.	1,338		138,724
United Rentals	113		11,931
Univar, Inc.	1,271		36,058
Wabco Holdings	1,447		153,599
Wabtec Corp.	1,167		96,884
WageWorks, Inc.	1,108		80,330
Watsco, Inc.	214		31,698
Woodward, Inc.	1,608		111,032
			4,988,099
Information Technology		39.06%
ACI Worldwide Inc.	1,869		33,922
Alliance Data Systems Corporation	910		207,935
Aspen Technology Inc	1,316		71,959
Autodesk Inc.	3,503		259,257
Black Knight Financial Service	187		7,069
Cadence Design Systems, Inc.	7,085		178,684
Cavium Networks, Inc.	2,688		167,839
Cimpress NV	802		73,471
Cree, Inc.	5,190		136,964
Echostar Holding Corp.	716		36,795
Fair Isaac & Co, Inc.	32		3,815

(continued)

See Notes to Financial Statements.

C-36

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)

(expressed in U.S. dollars)

December 31, 2016

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value
Securities Sold, Not Yet Purchased (Continued)
First Solar, Inc.	10,389		$333,383
Fortinet, Inc.	1,724		51,927
Gartner Group, Inc.	508		51,344
Global Payments, Inc.	533		36,996
Guidewire Software, Inc.	1,623		80,063
Integrated Device Technology, Inc.	9,119		214,844
Interactive Corp.	2,336		151,349
Intuit, Inc.	2,053		235,294
IPG Photonics Corporation	377		37,214
Jabil Circuit, Inc.	290		6,864
Leidos Holdings	1,772		90,620
Littlefuse, Inc.	154		23,373
Mentor Graphics Corp.	3,615		133,357
Microsoft Corp.	3,280		203,819
Mks Insturments, Inc.	410		24,354
Monolithic Power Systems, Inc.	1,292		105,854
National Instruments Corp.	2,284		70,393
NetScout Systems, Inc.	3,338		105,147
On Semiconductor Corp.	13,089		167,016
Paycom Software, Inc.	2,813		127,963
Pegasystems, Inc.	1,604		57,744
PTC Parametric Technology Corp.	5,505		254,716
Sabre Corp.	7,047		175,823
Sales Force Co., Inc.	2,248		153,898
Silicon Laboratories, Inc.	154		10,010
Symantec Corp.	5,548		132,542
Synnex Corp.	754		91,249
Take-two 2 Interactive Software Inc	4,803		236,740
Tech Data Corp.	5		423
Trimble Nav Ltd.	4,262		128,499
Ultimate Software Group, Inc.	975		177,791
Universal Display Corp.	2,780		156,514
ViaSat, Inc.	870		57,611
Western Digital Corp.	2,734		185,775
			5,248,219

(continued)

See Notes to Financial Statements.

C-37

Gotham Short Strategies (Master), LP

Schedule of Investments (continued)

(expressed in U.S. dollars)

December 31, 2016

Description	Number of Shares	Fair Value as a % of Partners’ Capital	Fair Value
Securities Sold, Not Yet Purchased (Continued)
Telecommunication Services		3.71%
Frontier Communications Co.	47,165		$159,418
Level 3 Communications, Inc.	6,017		339,118

			498,536
Total United States of America (proceeds $20,722,572)			20,733,694
Canada		2.35%
Consumer Discretionary		.30%
Shaw Communications, Inc.	1,980		39,719
			39,719
Industrials		2.05%
CAE Inc	388		5,420
Canadian National Railway Company	167		11,256
Waste Connections Inc.	3,304		259,661
			276,337
Total Canada (proceeds $264,223)			316,056
Total securities sold, not yet purchased (proceeds $20,986,795)			$21,049,750

See Notes to Financial Statements.

C-38

Gotham Short Strategies (Master), LP

Statement of Income

(expressed in U.S. dollars)

Year Ended December 31, 2016

Income (Loss):
Income:
Dividends, net of withholding taxes	$359,469
Interest	292,118
Total income	651,587
Expenses:
Dividends on securities sold, not yet purchased	433,128
Incentive fee	324,673
Interest expense and stock loan fees	296,379
Management fees	201,653
Professional fees and other	195,585
Total expenses before investment manager reimbursement	1,451,418
Investment manager reimbursement	(135,954)
Net expenses	1,315,464
Net investment loss	(663,877)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	1,676,062
Net change in unrealized loss on investments	(278,242)
Net realized and unrealized gain on investments	1,397,820
Net income	$733,943

See Notes to Financial Statements.

C-39

Gotham Short Strategies (Master), LP

Statement of Changes in Partners’ Capital

(expressed in U.S. dollars)

Year Ended December 31, 2016

	General Partner	Limited Partners	Total
Partners’ Capital, December 31, 2015	$-	$26,671,002	$26,671,002
Capital Withdrawals	-	(13,967,554)	(13,967,554)
Net Income	-	733,943	733,943
Partners’ Capital, December 31, 2016	$-	$13,437,391	$13,437,391

See Notes to Financial Statements.

C-40

Gotham Short Strategies (Master), LP

Statement of Cash Flows

(expressed in U.S. dollars)

Year Ended December 31, 2016

Cash Flows From Operating Activities:
Net income	$733,943
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized gain on investments	(1,676,062)
Net change in unrealized loss on investments	278,242
Purchases of investments	(147,873,960)
Proceeds from sales of investments	163,924,604
Proceeds from sales of securities sold, not yet purchased	173,518,182
Purchases to cover securities sold, not yet purchased	(194,650,089)
Decrease in due from brokers	19,634,479
Decrease in other assets	58,056
Increase in incentive fee payable	267,823
Decrease in accrued management fee payable	(133,499)
Decrease in accrued expenses	(41,892)
Net cash provided by operating activities	14,039,827
Cash Flows Used In Financing Activity- capital withdrawals paid	(6,847,516)
Net increase in cash	7,192,311
Cash:
Beginning	12,043
Ending	$7,204,354
Supplemental Disclosure of Noncash Financing Activity:
Capital withdrawals payable	$7,120,038

See Notes to Financial Statements.

C-41

Gotham Short Strategies (Master), LP

Notes to Financial Statements

Note 1. Organization and Summary of Significant Accounting Policies

Gotham Short Strategies (Master), LP (the “Partnership”) is an exempted limited partnership organized under the laws of the Cayman Islands. The Partnership’s principal investment objective is to earn a return in excess of what an investor could achieve by taking an equivalent short position in the S&P 500 Total Return Index, as adjusted for the Partnership’s level of exposure. The Partnership is targeted to have 50% net short exposure and 250% gross exposure by being 100% long and 150% short. The Partnership commenced operations on October 1, 2012. Gotham Strategies, Ltd. (the “General Partner”) serves as the General Partner. An affiliate of the General Partner, Gotham Asset Management, LLC, (the “Investment Manager”), serves as the Investment Manager of the Partnership. The Investment Manager oversees the management and investment operations of the Partnership’s investment program on a day-to-day basis.

The Partnership serves as a “Master Fund” in a master-feeder structure. It has two limited partners, Gotham Short Strategies (US), LP (the “U.S. Feeder”), a limited partnership organized under the laws of the State of Delaware and Gotham Short Strategies Ltd. (the “Cayman Feeder”), an exempted company incorporated under the laws of the Cayman Islands (collectively, the “Feeder Funds”).

The Partnership follows accounting standards established by the Financial Accounting Standards Board (the “FASB”) to ensure consistent reporting of financial condition, results of operations, and cash flows. References to accounting principles generally accepted in the United States of America (“U.S. GAAP”) in these notes are to the FASB Accounting Standards Codification, sometimes referred to as the “Codification” or “ASC.”

The Partnership qualifies as an investment company, as defined in FASB ASC Topic 946 Financial Services -Investment Companies and, therefore, is applying the specialized accounting and reporting guidance in ASC Topic 946.

These financial statements have been prepared in accordance with U.S. GAAP, which require the use of estimates by the General Partner. Actual results may differ from these estimates.

Investments in securities and securities sold, not yet purchased, traded on a national securities exchange or listed on the Nasdaq Global Market (“Nasdaq”) are valued at the last reported sales price on the last business day of the year. Investments in securities owned and securities sold, not yet purchased, that are not listed on a securities exchange or quoted on the Nasdaq for which market quotations are readily available will be valued at the most recent quoted bid and ask prices, respectively.

Purchases and sales of securities are recorded on a trade-date basis. Realized gains and losses on security transactions are based on the specific-identification method. The difference between the cost and the fair value of open investments is reflected as unrealized gain (loss) on investments and any change in that amount from the prior period is reflected as net change in unrealized gain on investments in the statement of income. Dividend income and dividends on securities sold, not yet purchased are recorded on the ex-dividend date. Interest income and interest expense are recognized under the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Partnership’s understanding of the applicable country’s tax rules and rates.

The books and records of the Partnership are maintained in U.S. dollars.

Under the laws of the Cayman Islands, the Partnership is not subject to income taxes and, accordingly, no provision has been made in the accompanying financial statements for income taxes.

The Partnership is treated as a partnership for U.S. income tax purposes and therefore no provisions have been made in the accompanying financial statements for federal income tax. Each partner is individually responsible for reporting income or loss, to the extent required by the federal income tax laws and regulations, based upon its respective share of the Partnership’s income and expense as reported for income tax purposes.

C-42

Gotham Short Strategies (Master), LP

Notes to Financial Statements

Note 1. Organization and Summary of Significant Accounting Policies (Continued)

The Partnership is required to comply with certain provisions of FASB ASC Topic 740 (“Topic 740”), Income Taxes, related to accounting for uncertainty in income taxes. Topic 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. No income tax liability for uncertain tax positions has been recognized in the accompanying financial statements.

The industry and country classifications included in the schedule of investments represent the General Partner’s opinion as to the most appropriate classification of the Partnership’s investments. Country determination generally is based on the concentration of the risk and economic exposure (where the principal business actually takes place).

Note 2. Fair Value of Financial Instruments

As described in Note 1, the Partnership records its investments at fair value. Guidance provided by the FASB defines fair value, establishes a framework for measuring fair value, sets out a fair value hierarchy and expands disclosures about fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Partnership utilizes valuation techniques to maximize the use of observable inputs and minimize the use of unobservable inputs. Assets and liabilities recorded at fair value are categorized within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy are described below:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. The types of investments in Level 1 include listed equities and listed derivatives.

Level 2:	Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3:	Inputs that are unobservable for the asset or liability and that include situations where there is little, if any, market activity for the asset or liability.

All financial instruments listed in the schedule of investments are considered Level 1, measured at fair value on a recurring basis based on quoted prices for identical assets in active markets.

Note 3. Receivable From Clearing Broker

The clearing and depository operations for the Partnership’s securities transactions are provided through a major U.S. clearing broker that maintains custody of all the Partnership’s securities. At December 31, 2016, investments in securities and securities sold, not yet purchased, and the amounts due from broker reflected in the statement of financial condition are positions and amounts due from this broker. The cash balances and securities serve as collateral for any net liability to the broker, if any, when taking into account short positions. The broker’s right to sell or repledge securities is limited to 140% of the amount due to the domestic brokers after adjusting for securities sold short and other items. As of December 31, 2016, there were no securities being loaned to brokers.

C-43

Gotham Short Strategies (Master), LP

Notes to Financial Statements

Note 4. Securities Sold, Not Yet Purchased

The Partnerships’ short sales are subject to special risks. Although the Partnership’s gain is limited to the amount at which it sold a security, its potential loss is unlimited. A short sale involves the sale by the Partnership of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Partnership will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums, dividends and interest paid to the third party. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Partnership. There can be no assurance that the Partnership will be able to close out a short position at any particular time or at an acceptable price.

Note 5. Related Party Transactions

The Investment Manager, whose members are also members of the General Partner, is entitled to receive a management fee equal to .25 percent (1% per annum) of each Limited Partner’s capital account balance payable in advance as of the first day of the calendar quarter. For the year ended December 31, 2016, the Partnership was charged a management fee of $201,653.

At the end of each year or upon partial or complete withdrawal of a Limited Partner, the Investment Manager is entitled to receive an incentive fee equal to 20% of the amount, if any, by which each Limited Partner’s capital account at the end of each fiscal year or period exceeds the amount such Limited Partner’s capital account would have been had the Limited Partner’s return equaled 50% of the inverse of the change in the S&P 500 index (dividends reinvested) for such fiscal year or period. For the year ended December 31, 2016, the Partnership was charged an incentive fee in the amount of $324,673.

The incentive fee is calculated for each investor’s subaccount, however the Investment Manager may, in its sole discretion, calculate the incentive fee based on the aggregate net performance of the investor’s subaccounts. The Investment Manager may also, in its sole discretion, elect to recoup previously deferred incentive fees to the extent that the recoupment does not result in the Investment Manager receiving an incentive fee in excess of the amount it would be entitled to on a cumulative basis.

The Investment Manager will bear a portion of Partnership’s expenses (other than investment expenses) until aggregate capital account balances of the Limited Partners exceed $100,000,000, such that the Partnership will not be allocated certain expenses that exceed a portion equal to the aggregate capital account balances divided by $100,000,000. The Investment Manager’s expense reimbursement for 2016 was $135,954.

The General Partner may, in its sole discretion, waive, rebate or reduce the management fee or incentive fee as to the capital accounts of one or more partners.

Note 6. Financial Highlights

The information presented below for the year ended December 31, 2016 represents the financial highlights applicable to an investor in the U.S. Feeder and an investor in the Cayman Feeder subject to a 1% per annum management fee and a 20% incentive fee who was invested as of January 1, 2016.

C-44

Gotham Short Strategies (Master), LP

Notes to Financial Statements

Operating Performance:

	U.S. Feeder	Cayman Feeder
Total return before incentive fee	3.79%	3.28%
Incentive fee	(1.22)	(1.04)
Total return	2.57%	2.24%

An individual investor’s return may vary from these returns based on different management and incentive fee arrangements, and the timing of capital transactions.

Ratios to average Limited Partners’ capital:

Interest and dividend income, net of withholding taxes	3.04%	2.55%
Operating expenses:
Management fees	0.99%	0.99%
Dividends on securities sold, not yet purchased	1.87	1.87
Interest expense and stock loan fees	1.28	1.28
Professional fees and other	0.86	0.86
Total expenses before investment manager reimbursement	5.00	5.00
Investment manager reimbursement	(0.60)	(0.60)
Incentive fee	1.18	1.01

Net expenses	5.58%	5.41%
Net investment loss	(2.54)%	(2.86)%

The ratios shown for an individual investor may vary from these ratios based on different management and incentive fee arrangements, and the timing of capital transactions.

The net investment loss ratio excludes the net realized and unrealized gain on investments.

Note 7. Subsequent Events

The Partnership has evaluated subsequent events for potential recognition and/or disclosure through February 28, 2017, the date the financial statements were available to be issued.

Through February 28, 2017, the Partnership had a capital contribution of $350,000 and a capital withdrawal of $410,950.

C-45